                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
( )   Preliminary Proxy Statement
( ) Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e) (2))
(X)   Definitive Proxy Statement
( )   Definitive Additional Materials
( )   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            OXFORD HEALTH PLANS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)   No fee required.
( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

       (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

       (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

       (5)   Total fee paid:

--------------------------------------------------------------------------------

( ) Fee paid previously with preliminary materials.

       ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:

--------------------------------------------------------------------------------

       (2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

       (3)   Filing Party:

--------------------------------------------------------------------------------

       (4)   Date Filed: March 29, 2002

--------------------------------------------------------------------------------

                                 [LOGO OMITTED]
                            Oxford Health Plans (R)

 48 Monroe Turnpike o Trumbull, CT 06611 o 203-459-6000 o www.oxfordhealth.com



                                                      March 28, 2002

Dear Stockholder:

     You are cordially invited to attend the 2002 Annual Meeting of Stockholders (the "Meeting") of Oxford Health Plans, Inc. (the "Company") to be held on May 8, 2002, at 10:00 a.m. local time, at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut 06611.

     This year, three Directors are nominated for election to the Board. At the Meeting you will be asked to: (i) elect three Class II Directors to serve until the 2005 Annual Meeting; (ii) approve the Oxford Health Plans, Inc. 2002 Equity Incentive Compensation Plan; and (iii) approve the Oxford Health Plans, Inc. 2002 Non-Employee Director Stock Option Plan.

     The accompanying Proxy Statement provides a detailed description of these proposals. You are urged to read the accompanying materials so that you may be informed about the business to come before the Meeting.

     It is important that your shares be represented at the Meeting. Accordingly, we urge you, whether or not you plan to attend the Meeting, to complete, sign and date your proxy and return it to us promptly in the enclosed envelope or to otherwise vote in accordance with the instructions on your proxy card. You will save the Company expense by voting through the Internet or by telephone. If you attend the Meeting, you may vote in person, even if you have previously mailed in your proxy. However, if you hold your shares in a brokerage account ("street name"), you will need to provide a proxy form from the institution that holds your shares reflecting stock ownership as of the Record Date to be able to vote by ballot at the Meeting.

     We look forward to seeing you at the Meeting.

IF YOU PLAN TO ATTEND THE MEETING:

     Registration and seating will begin at 9:00 a.m. Stockholders and their guests will be asked to sign-in and may be asked to present valid picture identification. Stockholders holding stock in street name will need to obtain a proxy form from the institution that holds their shares to evidence stock ownership as of the Record Date.

                                                 Sincerely,

                                                 /s/ Norman C. Payson, M.D.
                                                 --------------------------
                                                 Norman C. Payson, M.D.
                                                 Chief Executive Officer and
                                                 Chairman of the Board

                            OXFORD HEALTH PLANS, INC.
                               48 Monroe Turnpike
                           Trumbull, Connecticut 06611

                    ----------------------------------------

                    Notice of Annual Meeting of Stockholders
                             To Be Held May 8, 2002

                    -----------------------------------------

To the Stockholders of Oxford Health Plans, Inc.:

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Meeting") of Oxford Health Plans, Inc. (the "Company") will be held on May 8, 2002, at 10:00 a.m. local time, at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut 06611, for the following purposes:

     1. To elect three Directors to serve as Class II Directors of the Company for a term ending at the 2005 Annual Meeting;

     2. To approve the Oxford Health Plans, Inc. 2002 Equity Incentive Compensation Plan;

     3. To approve the Oxford Health Plans, Inc. 2002 Non-Employee Director Stock Option Plan; and

     4. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     All holders of record of outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on March 11, 2002, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

                                             By Order of the Board of Directors

                                             /s/ Daniel N. Gregoire
                                             ----------------------
                                             DANIEL N. GREGOIRE
                                             Secretary

Trumbull, Connecticut
March 28, 2002

                           --------------------------

YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS INCLUDED ON THE ENCLOSED PROXY CARD. THE PROXY CARD WILL INDICATE WHETHER YOU MAY VOTE BY RETURNING THE PROXY CARD IN THE ENVELOPE PROVIDED, BY INTERNET OR BY TELEPHONE.

                            OXFORD HEALTH PLANS, INC.
                               48 Monroe Turnpike
                           Trumbull, Connecticut 06611

                       ----------------------------------

                       Proxy Statement for Annual Meeting
                             To Be Held May 8, 2002

                       -----------------------------------

                                  INTRODUCTION

     This Proxy Statement is being furnished to stockholders of Oxford Health Plans, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the Annual Meeting of Stockholders to be held on May 8, 2002, at 10:00 a.m., local time, at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut, and any adjournment or postponement thereof (the "Meeting").

     At the Meeting, stockholders will be asked to consider and vote upon three proposals: (1) to elect three Directors to serve as Class II Directors of the Company until the 2005 Annual Meeting ("Proposal Number One"); (2) to approve the Oxford Health Plans, Inc. 2002 Equity Incentive Compensation Plan ("Proposal Number Two"); and (3) to approve the Oxford Health Plans, Inc. 2002 Non-Employee Director Stock Option Plan ("Proposal Number Three").

     This Proxy Statement is dated March 28, 2002, and is first being mailed to stockholders along with the related form of proxy on or about April 1, 2002.

     If a proxy in the accompanying form is properly executed and returned to the Company in time for the Meeting or the proxy is otherwise voted in accordance with the instructions on the proxy card, and such proxy is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. You will save the Company expense when voting your shares by following the instructions on your proxy card and voting through the Internet or by telephone. The deadline for voting through the Internet and by telephone is 11:59 p.m. on May 7, 2002. Unless the proxy specifies otherwise, proxies will be voted (a) FOR Proposal Number One, Proposal Number Two and Proposal Number Three and (b) otherwise in the discretion of the proxy holders as to any other matter that may come before the Meeting.

      Votes are counted by tellers of the Company's transfer agent. These tellers will canvas the stockholders present at the Meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker nonvotes are counted for purposes of determining the number of shares represented at the Meeting, but are deemed not to have voted on any proposal. Broker nonvotes occur when a broker nominee, holding shares in street name for the beneficial owner thereof, has not received voting instructions from the beneficial owner and does not have discretionary authority to vote.

Revocability of Proxy

     Any stockholder of the Company who has given a proxy has the power to revoke such proxy at any time before it is voted either (i) by filing a written revocation or a duly executed proxy bearing a later date with Daniel N. Gregoire, Secretary of the Company, at Oxford Health Plans, Inc., 48 Monroe Turnpike, Trumbull, Connecticut 06611, (ii) by appearing at the Meeting and voting in person or (iii) by casting another vote in the same manner as the original vote was cast. Attendance at the Meeting will not in and of itself constitute the revocation of a proxy. Voting by those present during the conduct of the Meeting will be by ballot. Stockholders whose shares are held by a broker in street name and who wish to vote by ballot at the Meeting must obtain a proxy form from the institution that holds the shares to evidence ownership and voting rights.

Record Date, Outstanding Securities and Votes Required

     The Board of Directors of the Company has fixed the close of business on March 11, 2002, as the record date (the "Record Date") for determining holders of outstanding shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), who are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 992 holders of record of Common Stock and 87,906,555 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

     The approval of Proposal Number One requires the affirmative vote of a plurality of the votes of the shares of Common Stock that are present in person or represented by proxy at the Meeting and entitled to vote. The approval of Proposal Number Two and Proposal Number Three requires the affirmative vote of a majority of the shares of Common Stock that are present in person or represented by proxy at the Meeting and entitled to vote.

     The Company expects that the officers and Directors of the Company will vote the shares of Common Stock held by them (representing approximately 1.07% of the shares of Common Stock issued and outstanding as of March 1, 2002) in favor of Proposal Number One, Proposal Number Two and Proposal Number Three.

Multiple Stockholders Having the Same Address

      If you and other residents at your mailing address own shares of Common Stock, your broker or bank may have sent you a notice that your household will receive only one annual report and one proxy statement from each company in which you hold stock through that broker or bank. This practice of sending only one copy of the proxy materials is known as "householding." Householding saves the Company expense by permitting it to reduce printing and mailing costs. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. Your broker will send one copy of the Company's annual report and proxy statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm or bank and your account number to Householding Department, 51 Mercedes Way, Edgewood, New York 11717, telephone number (800) 542-1061. The revocation of your consent to householding will be effective 30 days following its receipt. If you or a member of your household who owns shares of the Company's Common Stock did not receive a copy of the Company's annual report or proxy statement, you may request one by writing to Investor Relations Department, Oxford Health Plans, Inc., 48 Monroe Turnpike, Trumbull, Connecticut 06611, or calling (203) 459-6838. The Company's 2001 Annual Report on Form 10-K (without exhibits) and this proxy statement are also available on the Internet at www.oxfordhealth.com.

                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

     The Company's Second Amended and Restated Certificate of Incorporation, as amended, provides for a Board of Directors divided into three classes, as nearly equal in number as the then total number of directors constituting the entire Board permits, with the term of office of one class expiring each year at the Annual Meeting. Each class of directors is elected for a term of three years except in the case of elections to fill vacancies or newly created directorships.

     The Board of Directors presently consists of nine persons: Norman C. Payson, M.D., David Bonderman, Joseph W. Brown, Jr., Jonathan J. Coslet, Robert
B. Milligan, Jr., Fred F. Nazem, Ellen A. Rudnick, Benjamin H. Safirstein, M.D. and Kent J. Thiry. The proxies cannot be voted for a greater number of persons than the three nominees named.

     Three individuals, David Bonderman, Fred F. Nazem and Ellen A. Rudnick, are to be elected to serve as Class II Directors for a term of three years and until the election and qualification of their successor. Unless a stockholder WITHHOLDS AUTHORITY, the holders of proxies representing shares of Common Stock will vote FOR the election of David Bonderman, Fred F. Nazem and Ellen A. Rudnick as Class II Directors. The Board of Directors has no reason to believe that any nominee will decline or be unable to serve as a Director of the Company. However, if a nominee shall be unavailable for any reason, then the proxies may be voted for the election of such person as may be recommended by the Board of Directors. Messrs. Brown and Milligan and Dr. Payson serve as Class III Directors whose terms expire in 2003, and Messrs. Coslet and Thiry and Dr. Safirstein serve as Class I Directors whose terms expire in 2004. These Directors are not standing for re-election because their terms as Directors extend past the Meeting.

    The following table sets forth the age and title of each nominee Director, each Director continuing in office and each executive officer of the Company who is not a Director, followed by descriptions of such person's additional business experience during the past five years.

                   NOMINEES FOR ELECTION AS CLASS II DIRECTORS

Name                                        Age               Position
----                                        ---               --------
David Bonderman                             59                Director
Fred F. Nazem                               61                Director
Ellen A. Rudnick                            51                Director


                  CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2004

Name                                        Age               Position
----                                        ---               --------
Jonathan J. Coslet                          37                Director
Benjamin H. Safirstein, M.D.                63                Director
Kent J. Thiry                               44                Director

                 CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2003

Name                                        Age               Position
----                                        ---               --------
Norman C. Payson, M.D.                      53                Chief Executive Officer, Chairman of the Board of Directors
Joseph W. Brown, Jr.                        53                Director
Robert B. Milligan, Jr.                     52                Director

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Name                                        Age               Position
----                                        ---               --------
Charles G. Berg                             44                President and Chief Operating Officer
Kurt B. Thompson                            41                Executive Vice President, Chief Financial Officer
Alan M. Muney, M.D., M.H.A.                 48                Executive Vice President, Chief Medical Officer
Daniel N. Gregoire                          46                Executive Vice President, General Counsel and Secretary

     Norman C. Payson, M.D. became the Chief Executive Officer and a Director of the Company in May 1998 and assumed the role of Chairman of the Board of Directors in May 1999. Dr. Payson co-founded Healthsource, Inc. in 1985, a health maintenance organization in Hooksett, New Hampshire, and served as President and Chief Executive Officer of Healthsource until its sale to CIGNA Corporation in August of 1997. From 1980 until 1984, Dr. Payson was the Chief Executive Officer of the Hawthorne Community Medical Group, Inc., a multi-specialty physician group with a primary HMO practice of approximately 100,000 members. From 1975 to 1980, Dr. Payson was a family practitioner and involved in HMOs. Dr. Payson serves on the board of overseers of Dartmouth Medical School.

     David Bonderman joined the Board of Directors in May 1998. Mr. Bonderman is a principal of TPG, a firm he co-founded in 1992. Mr. Bonderman serves on the board of directors of J. Crew Group, Inc., Continental Airlines, Inc., ProQuest Company, Denbury Resources, Inc., Ducati Motor Holdings, S.p.A., On Semiconductor Corporation, Magellan Health Services, Inc., Paradyne Networks, Inc., Co-Star Realty Information and Washington Mutual, Inc. and is chairman of the board of Ryanair, PLC.

     Joseph W. Brown, Jr. joined the Board of Directors in May 2000. Mr. Brown has been the Chairman and Chief Executive Officer from January 1999 through the present of MBIA Inc., a financial services company. Mr. Brown was the Chairman, President and Chief Executive Officer of Talegen Holdings, Inc. (formerly the insurance holdings operations of Xerox Corporation) from January 1992 until August 1998. From November 1974 through November 1991, Mr. Brown served in various positions, including as the President and Chief Executive Officer of the Fireman's Fund Corporation. Mr. Brown currently serves on the board of directors of MBIA Inc. and Safeco Corp.

     Jonathan J. Coslet joined the Board of Directors in May 1998. Mr. Coslet is a partner of TPG where he has worked since 1993. Prior to joining TPG, Mr. Coslet was in the Investment Banking Department of Donaldson, Lufkin & Jenrette, specializing in leveraged acquisitions and high yield finance from September 1991 to February 1993. Mr. Coslet serves on the board of directors of Magellan Health Services, Inc.

     Robert B. Milligan, Jr. has been a Director of the Company since July 1992. Mr. Milligan was Chairman of Wyndam Capital, L.P., a registered broker-dealer, from 1995 through 1998 and, through December 1997, was Director, President and Chief Executive Officer of Verigen Inc., a biopharmaceutical company. From 1989 through 1995, Mr. Milligan was the managing general partner of Madison Group, L.P., a private equity fund. Mr. Milligan currently engages in business and financial consulting as President and Chief Executive Officer of Fairchester, Inc. and, as such, Mr. Milligan was recently one of the founders of BenefitPort, LLC, a national distributor of employee benefit products and technology. Mr. Milligan has been an officer and has served on the board of directors of several private and public companies.

     Fred F. Nazem has served as a Director of the Company since June 1990. He also served as non-executive Chairman of the Board of Directors from February 1998 to May 1999. Since 1981, Mr. Nazem has been President of Nazem, Inc. and Managing General Partner of the general partner of several Nazem & Company limited partnerships that are affiliated venture capital funds. Mr. Nazem is also the founder and managing partner of the Explorer Fund, a hedge fund affiliate of Nazem and Company and the founder of a number of private companies specializing in healthcare and high technology. Mr. Nazem is a director of a number of privately held companies.

     Ellen A. Rudnick has served as a Director of the Company since October 2001. She is Executive Director and Clinical Professor of the Entrepreneurship Program at the University of Chicago Graduate School of Business. She also serves as Chairman of CEO Advisors, Inc. a privately held consulting firm. From 1993 until 1999, Ms. Rudnick served as Chairman of Pacific Biometrics, Inc., a publicly held healthcare biodiagnostics company, and its predecessor, Bioquant. From 1990 to 1992, she was President and Chief Executive Officer of Healthcare Knowledge Resources ("HKR"), a privately held healthcare information technology corporation, and subsequently served as President of HCIA, Inc. ("HCIA") following the acquisition of HKR by HCIA. From 1975 to 1990, Ms. Rudnick served in various positions at Baxter Health Care Corporation, including Corporate Vice President and President of its Management Services Division. Ms. Rudnick also serves on the board of directors of Health Management Systems, Inc. Ms. Rudnick also serves on the board of several private for-profit and not-for-profit companies.

     Benjamin H. Safirstein, M.D. has been a Director since 1985. Dr. Safirstein was the Company's New York Regional Vice President and Medical Director from January 1996 until July 1998. Dr. Safirstein served as the Senior Medical Director of the Company from 1985 to September 1992. Dr. Safirstein is a Clinical Associate Professor of Medicine at the Mount Sinai School of Medicine. He is board-certified in internal medicine and pulmonary medicine. Dr. Safirstein also practices medicine with the Better Breathing Center. Dr. Safirstein is a graduate of the Chicago Medical School and the Mount Sinai Hospital residency program, where he was Chief Resident of Medicine.

     Kent J. Thiry has been a Director of the Company since August 1998. Mr. Thiry has been Chairman and Chief Executive Officer of DaVita, Inc., a company that operates a chain of dialysis centers, since October 1999. Mr. Thiry was President and Chief Executive Officer of Vivra Holdings, Inc., a specialty healthcare services company, from June 1997 until October 1998. Prior thereto, Mr. Thiry was Chief Executive Officer of Vivra Incorporated from November 1992 and President and Chief Operating Officer of Vivra Incorporated from September 1991.

     Charles G. Berg became the President and Chief Operating Officer of the Company in March 2001. Previously, he served as Executive Vice President of Medical Delivery and Technology since January 2001 and as Executive Vice President of Medical Delivery since April 1998. Prior to joining the Company, Mr. Berg was the founder of Health Partners, Inc. ("HPI"), a physician management company, and from September 1993 until October 1997 served HPI in several capacities, including as its Chief Executive Officer. In October 1997 HPI was acquired by FPA Medical Management, Inc. ("FPAM"). From October 1997 through April 1998, Mr. Berg was President, Eastern Region for FPAM. FPAM filed a petition under the federal bankruptcy laws in July 1998. Prior thereto, Mr. Berg was a Senior Vice President and Managing Director of WSGP Partners, L.P., a Los Angeles-based investment firm, from October 1987 until September 1993. From 1982 to 1987, Mr. Berg was an attorney with the law firm Gibson, Dunn, & Crutcher.

     Kurt B. Thompson has served as the Company's Executive Vice President and Chief Financial Officer since March

2000. Prior thereto, Mr. Thompson served as the Company's Vice President, Finance since August 1998. From July 1995 through July 1998, Mr. Thompson was a financial executive with Kmart Corporation in Troy, Michigan. While at Kmart Corporation, he served in areas of increasing responsibility from Assistant Controller to Divisional Vice President Finance and Vice President Merchandise Controller. From October 1991 to July 1995, he served as Vice President, Controller and Treasurer of F&M Distributors, Inc., a deep discount drug store chain located in Warren, Michigan. From December 1984 to June 1991, he was employed by Arthur Andersen & Co.

     Alan M. Muney, M.D., M.H.A. joined the Company as Executive Vice President/Chief Medical Officer in April 1998. Prior thereto, Dr. Muney was the Senior Vice President of Medical Affairs/Chief Medical Officer of Avanti Health Systems and NYLCare Health Plans from December 1995 until April 1998. From 1988 until 1995, Dr. Muney held a number of positions with Mullikin Medical Center, his most recent position being the Greater Los Angeles Regional Medical Director.

     Daniel N. Gregoire, Esq. joined the Company in December 2000 as General Counsel, Executive Vice President and Secretary. From January 1986 to December 2000, Mr. Gregoire was a shareholder with the law firm Sheehan, Phinney, Bass + Green, Prof. Ass'n., where he worked since 1981.

Committees of the Board of Directors

     The Board of Directors has established an Audit Committee, a Compensation Committee, a Nominating Committee, an Ethics and Business Practices Committee and a Special Litigation Committee. The functions, responsibilities and members of each of the committees are described below.

     Audit Committee: The functions of the Audit Committee are to recommend annually to the Board of Directors the appointment of the independent outside and internal auditors for the Company, discuss and review the scope and the fees of the prospective annual audit and review the results thereof with such auditors, review and approve nonaudit services of the independent certified public accountants, review compliance with existing major accounting and financial policies of the Company, review the adequacy of the financial organization of the Company, and review management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices. The current members of the Audit Committee are Messrs. Brown, Coslet and Nazem (Chairman).

     Compensation Committee: The Compensation Committee consists entirely of independent directors and administers the Oxford Health Plans, Inc. 1991 Stock Option Plan (the "1991 Stock Option Plan"), the Oxford Health Plans, Inc. 1997 Independent Contractor Plan, the 2001 Management Incentive Compensation Plan of Oxford Health Plans, Inc., and, if approved by shareholders, the 2002 Equity Incentive Compensation Plan as set forth in Proposal Number Two herein, and oversees the Company's qualified defined contribution plan (the "Savings Plan"). The Committee also reviews and recommends, from time to time, amendments to compensation plans and new compensation plans. The Compensation Committee also considers and makes recommendations with respect to the compensation of the Company's Chief Executive Officer and other members of senior management and makes recommendations to the Board of Directors generally on organization, succession, salary and incentive compensation, and other grants and awards under the Company's compensation and benefit plans. The current members of the Compensation Committee are Messrs. Milligan (Chairman), Coslet and Thiry. James
G. Coulter also served on the Compensation Committee through July 2001, when he resigned from the Board of Directors.

     Nominating Committee: The Nominating Committee consists entirely of independent directors and was established in 1995 to consider and make recommendations on nominations for membership on the Company's Board of Directors. The Committee will consider nominees recommended by stockholders upon submission in writing to the Secretary of the Company of the names of such nominees, together with their qualifications for service as a director of the Company. The current members of the Nominating Committee are Messrs. Bonderman (Chairman), Milligan, Nazem and Thiry

     Ethics and Business Practices Committee: The Ethics and Business Practices Committee was established in 1997 to supervise the development of comprehensive programs to promote and monitor the Company's compliance with applicable legal and regulatory requirements and the development of value-based business practice guidelines for the Company. The Committee works directly with the Company's Vice President - Compliance and also oversees the Company's responses to regulatory examinations and inquiries. The current members of the Ethics and Business Practices Committee are Messrs. Coslet (Chairman) and Nazem and Ms. Rudnick.

     Special Litigation Committee: The Special Litigation Committee was established in May 1998 to oversee and direct the Company's position and responses with respect to pending class action and derivative litigation and related regulatory investigations and proceedings. All of the members of the Special Litigation Committee were appointed to the Board of Directors after the events that gave rise to the litigation. The current members of the Special Litigation Committee are Messrs. Bonderman (Chairman) and Coslet and Dr. Payson.

Number of Meetings and Attendance

     During 2001, the Board of Directors held ten meetings, the Audit Committee held five meetings, the Compensation Committee held two meetings, the Ethics and Business Practices Committee held one meeting, the Nominating Committee held one meeting and the Special Litigation Committee held four meetings. During 2001, each Director of the Company attended at least 75% of the meetings of the Board of Directors and 75% of the meetings of any committees upon which he served that occurred while such Director was a member of the Board and such committees, with the following exceptions: (i) Mr. Coslet attended two of the five meetings of the Audit Committee and none of the four Special Litigation Committee meetings;
(ii) Mr. Bonderman attended seven out of ten meetings of the Board of Directors; and (iii) Mr. Nazem did not attend the one meeting of the Ethics and Business Practices Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms that they file.

     Based on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 or Form 4 were required for those persons, the Company believes that all filing requirements applicable to its officers, directors and greater than ten percent stockholders were complied with in 2001, except Dr. Muney filed a Form 4 to report one sale three weeks late, Ms. Rudnick filed a Form 3 one day late and a former executive officer filed a Form 4 to report two sales one month late.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

     The following Summary Compensation Table sets forth the cash compensation and certain other components of the compensation of Norman C. Payson, M.D., who served as Chief Executive Officer of the Company during 2001, and the four most highly compensated executive officers of the Company who were serving as executive officers at the end of 2001.

---------------------------------------------------------------------------------------------------------------------------
                                                        2001 ANNUAL COMPENSATION

                                                                                               LONG-TERM
                                                                                              COMPENSATION       ALL OTHER
                                                                                                 AWARDS-          COMPEN-
  NAME AND PRINCIPAL POSITION             YEAR      SALARY (1)     BONUS(2)    OTHER (3)     OPTIONS (#)(4)      SATION (5)
---------------------------------------------------------------------------------------------------------------------------

NORMAN C. PAYSON, M.D.                    2001       $350,000   $2,500,000     $110,569           800,000          $3,388
   CHAIRMAN AND CHIEF                     2000        350,000      350,000      142,460           800,000           7,932
   EXECUTIVE OFFICER                      1999        350,000      350,000       64,058           400,000               -

CHARLES G. BERG                           2001        580,770      840,000       10,866           800,000          15,139
   PRESIDENT AND CHIEF                    2000        355,400      633,334            -           150,000          13,159
   OPERATING OFFICER (6)                  1999        351,454      400,000       57,521            75,000           8,272

KURT B. THOMPSON                          2001        500,000      393,800       75,785           325,000           7,340
   EXECUTIVE VICE PRESIDENT AND           2000        325,000      282,500       28,239           100,000           5,337
   CHIEF FINANCIAL OFFICER (7)            1999        269,054      190,000       77,178            25,000           5,841

ALAN M. MUNEY, M.D., M.H.A.               2001        400,000      405,000            -           180,000           6,169
   EXECUTIVE VICE PRESIDENT               2000        374,323      390,000            -            70,000           5,697
   AND CHIEF MEDICAL OFFICER              1999        351,454      150,000        4,050            56,250           1,615

DANIEL N. GREGOIRE, ESQ.                  2001        400,000      140,800       75,772           100,000           7,430
   EXECUTIVE VICE PRESIDENT               2000         32,308      150,000            -           125,000              87
   AND GENERAL COUNSEL (8)                1999              -            -            -                 -               -
---------------------------------------------------------------------------------------------------------------------------


(1) Includes amounts of compensation deferred by the named officers pursuant to the Company's Savings Plan.
(2) Includes amounts payable under an annual bonus plan and a quarterly bonus and, for Mr. Gregoire, a bonus upon commencement of employment with the Company in December 2000.
(3) The amounts paid to Messrs. Berg and Thompson include $4,552 and $44,529, respectively, for costs incurred by the Company for their use of a Company sponsored airplane. The amounts paid to Mr. Thompson and Dr. Payson include $5,059 and $17,175 for use of automobiles. The amounts paid to Mr. Gregoire include $66,121 for temporary living expenses. These amounts also include gross-up payments to Dr. Payson and Messrs. Berg and Gregoire in the amounts of $51,304, $6,314 and $4,853, respectively. Payments made to Dr. Payson include $50,000 toward financial planning services.
(4)  Represents grants of options to purchase the Company's Common Stock.
(5) Includes matching contributions made by the Company pursuant to the Savings Plan and premiums paid by the Company for certain life and disability insurance policies.
(6) Mr. Berg was appointed to the position of President and Chief Operating Officer in March 2001.
(7)  Mr. Thompson became the Company's Chief Financial Officer in March 2000.
(8)  Mr. Gregoire became an executive officer on December 31, 2000.

                             Options Granted in 2001

     The following table sets forth certain information regarding stock options granted in 2001 to the five individuals named in the Summary Compensation Table. In addition, in accordance with the Commission's rules, the table also shows the present value of such grants at the date of grant under the Black-Scholes option pricing model using the assumptions specified in the footnotes to the table. It should be noted that this model is only one method of valuing options, and the Company's use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the Common Stock over the exercise price at the time of exercise.

----------------------------------------------------------------------------------------------------------------------
                                                     % of Total
                                      % of            Options
                                   Securities        Granted to          Exercise
                                   Underlying       Employees in         Price Per                        Grant Date
                                    Options            Fiscal              Share       Expiration           Present
        Name                      Granted (1)          Year(2)           ($/share)(2)     Date            Value($)(3)
----------------------------------------------------------------------------------------------------------------------

NORMAN C. PAYSON, M.D.              300,000             4.55%             $37.0625     01/02/08           $4,053,000
                                    500,000             7.58%              25.5900     10/17/08            4,218,000

CHARLES G. BERG                     200,000             3.03%              37.0625     01/02/08            2,702,000
                                    300,000             4.55%              27.3125     03/13/08            2,901,600
                                    300,000             4.55%              25.5900     10/17/08            2,530,800

KURT B. THOMPSON                    150,000             2.27%              37.0625     01/02/08            2,026,500
                                    175,000             2.65%              25.5900     10/17/08            1,476,300

ALAN M. MUNEY, M.D., M.H.A.          90,000             1.36%              37.0625     01/02/08            1,215,900
                                     90,000             1.36%              25.5900     10/17/08              759,240

DANIEL N. GREGOIRE, ESQ.            100,000             1.52%              25.5900     10/17/08              843,600

----------------------------------------------------------------------------------------------------------------------

(1) All options granted and reported in this table were made pursuant to the 1991 Stock Option Plan. All of the options granted under the 1991 Stock Option Plan and reported in this table have the following material terms:
     (i) options may be either "incentive stock options" under Section 422 of the Internal Revenue Code of 1986 or nonqualified stock options; (ii) all options expire upon the earlier to occur of seven years from the date of grant or 90 days following termination of employment; (iii) the aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year by an employee may not exceed $100,000; and (iv) the options vest 25% per year commencing on the first anniversary of the date of grant thereof. The Committee has determined that all of the above named officers' options shall vest upon a Change in Control (as defined in the 1991 Stock Option Plan). The options granted in October 2001 were granted in lieu of the customary January 2002 stock option grant.
(2) Exercise price is the fair market value of the Common Stock on the date of grant.
(3) The amounts shown are based on the Black-Scholes option pricing model which uses certain assumptions to estimate the value of employee stock options. The material assumptions used include the following: expected term of 3.25 years from the date of grant; expected volatility of 59.8%, 58.0% and 54.9% for the January, March and October 2001 grants, respectively; no expected dividends; and risk-free interest rates of 4.7%, 4.4% and 3.3% for the January, March and October 2001 grants, respectively. The Black-Scholes valuation was discounted to account for risk of forfeiture and lack of transferability.

                       Aggregated Option Exercises in 2001
                     and Option Values at December 31, 2001

     The following table sets forth certain information concerning stock option exercises during 2001 by the five individuals named in the Summary Compensation Table, including the aggregate value of gains on the date of exercise. The following table indicates, for each of the five individuals the number of shares covered by both exercisable and nonexercisable stock options as of December 31, 2001, and the values for "in-the-money" options which represent the excess of the closing market price of the Common Stock at December 31, 2001, over the exercise price of any such existing stock options.

                                                                Number of Securities
                                                               Underlying Unexercised
                                     Shares       Value      Options (1) at December 31,    Value of Unexercised In-The-
                                  Acquired on    Realized             2001 (#)              Money Options at December 31,
Name                              Exercise (#)      ($)       Exercisable/Unexercisable    2001 Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------------------

NORMAN C. PAYSON, M.D.                 0             0         3,333,354 / 1,666,646       $55,805,287 / $17,179,738

CHARLES G. BERG                     81,250      $1,654,186         87,500 / 931,250        $  1,209,516  / $4,240,188

KURT B. THOMPSON                       0             0             87,500 / 381,251        $  1,682,172  / $1,096,949

ALAN M. MUNEY, M.D., M.H.A          65,312      $1,055,003          8,750 / 241,876        $     153,256 / $834,018

DANIEL N. GREGOIRE, ESQ.               0             0             31,250 / 93,750                          0 / $455,000

--------------------------------------------------------------------------------------------------------------------------

(1) The above listed options vest in accordance with their terms. In addition, these options vest upon the occurrence of a Change in Control (as defined in the 1991 Stock Option Plan).

Directors' Compensation

     Each member of the Company's Board of Directors who is not a current employee of the Company receives an annual retainer of $38,000. In addition, each non-employee director is entitled to receive $1,000 plus expenses for each meeting of the Board of Directors and for each committee meeting attended in person and $500 for each meeting attended by telephone conference. Non-employee directors who are not former employees of the Company participated in the Non-Employee Directors Stock Option Plan, as amended (the "Directors Plan"), and were awarded nonqualified stock options. The Directors Plan provided that each year, on the first Friday following the Company's annual meeting of stockholders, each individual elected, re-elected or continuing as a non-employee director and who was not a former employee of the Company automatically received a nonqualified stock option for 5,000 shares of the Company's Common Stock. The exercise price for such options was either the average of the high and low prices at which the Common Stock traded on the Nasdaq National Market on the date of grant or the last sale price of Common Stock on the Nasdaq National Market on the date of grant, whichever was higher. The Directors Plan provided that one-fourth of the options granted under the Directors Plan vested on each of the date of grant and the Friday prior to the first, second and third Annual Meeting of Stockholders following the date of grant and that the options expired ten years from the date of grant. Pursuant to the Directors Plan, on May 18, 2001, Messrs. Bonderman, Brown, Coslet, Milligan and Thiry were each granted options to purchase 5,000 shares of the Company's Common Stock at an exercise price of $27.13 per share. The Directors Plan expired in 2001. The 2002 Non-Employee Director Stock Option Plan set forth herein as Proposal Number Three contains provisions substantially similar to those described above except the annual award will be 10,000 options rather than 5,000. The 2002 Non-Employee Director Plan will be the plan under which the Company's non-employee Directors will receive stock options in the future. On May 18, 2001 and October 11, 2001, Dr. Safirstein and Ms. Rudnick, respectively, were each granted an option to purchase 5,000 shares of the Company's Common Stock at exercise prices of $27.13 and $27.43, respectively, under the 1991 Stock Option Plan. These options granted to Dr. Safirstein and Ms. Rudnick are nonqualified, vest 25% a year beginning on the first anniversary of the date of grant and expire seven years from the date of grant.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     In February 1998, Dr. Payson entered into an employment agreement with the Company for an initial four-year term, with an automatic one-year renewal on the fourth anniversary of the effective date and on each anniversary thereafter, unless one year's prior notice not to renew is given. The agreement has been subsequently amended. Pursuant to the agreement, Dr. Payson served the Company initially in a consulting capacity and, as of May 13, 1998, he became Chief Executive Officer (and was also appointed a Director) of the Company. In May 1999, Dr. Payson assumed the role of Chairman of the Board. The agreement provides for an initial base salary of $350,000 and that Dr. Payson is eligible to receive an annual incentive award under the Company's incentive compensation plans. Dr. Payson's base salary may be increased at the discretion of the Compensation Committee.

     In addition, in connection with the agreement, Dr. Payson was granted a nonqualified stock option (the "Option") to purchase 2,000,000 shares of Common Stock at an exercise price of $15.52 per share, and a nonqualified stock option (the "Additional Option") to purchase an additional 1,000,000 shares of Company Common Stock under the 1991 Stock Option Plan. Pursuant to the Option 800,000 shares vested on February 23, 1999 (the "Primary Tranche"), and the remaining 1,200,000 shares vested ratably on a monthly basis over the 36-month period ended February 23, 2002 (the "Secondary Tranche"). The Option provides for extended exercisability periods in certain circumstances, including certain terminations of employment and a change in control (as defined in the 1991 Stock Option Plan) of the Company. The Additional Option was granted on August 28, 1998, has an exercise price of $6.0625, vested ratably over the period ended February 23, 2002 and is otherwise subject to the terms and conditions of the 1991 Stock Option Plan.

     Pursuant to the agreement, on May 13, 1998, Dr. Payson purchased 644,330 shares of Common Stock (the "Purchased Shares") at a cost of $10 million based on a purchase price of $15.52 per share. The Purchased Shares and the shares acquired pursuant to exercise of the Option and the Additional Option are subject to material restrictions on transfer and disposition during the term of the agreement, which restrictions lapse upon a change in control.

     Pursuant to the agreement, if Dr. Payson is terminated by the Company for cause or if he voluntarily terminates other than for good reason (as such terms are defined in the agreement), the Company shall pay him any base salary and expenses accrued and owing to Dr. Payson as of the date of termination and all of his unvested stock options shall be forfeited. If Dr. Payson is terminated for cause, all of his unexercised, vested stock options shall also be forfeited. If Dr. Payson terminates employment other than for good reason (i) the Primary Tranche shall remain exercisable through February 23, 2008, (ii) the Secondary Tranche shall remain exercisable until the earlier of one-year from his termination date and February 23, 2008 and (iii) the unexercised portion of the Additional Option shall remain exercisable until the earlier of three months following his date of termination and February 23, 2008; provided, however, that if Dr. Payson terminates his employment following a change in control other than for good reason, the Secondary Tranche and the Additional Option shall remain outstanding until February 23, 2008 and the unexercised portion of the Secondary Tranche and the Additional Option shall be forfeited upon expiration of the earlier of one year from his termination date and February 23, 2008.

     If Dr. Payson is terminated by the Company other than for cause or disability or Dr. Payson terminates for good reason (i) the Company shall pay any base salary, bonus and expenses accrued and owing to Dr. Payson as of the date of termination, (ii) the Company shall pay him a lump sum amount equal to two times (three times if following a change in control) the sum of his base salary and the highest annual bonus paid to or earned by Dr. Payson in respect of the two fiscal years of the Company immediately preceding his date of termination, (iii) the Primary Tranche shall remain exercisable until February 23, 2008, (iv) the Secondary Tranche and the Additional Option shall be forfeited and the unexercised portion of the Secondary Tranche shall remain exercisable until the earlier of one year following his date of termination and February 23, 2008 and the unexercised portion of the Additional Option shall remain exercisable until the earlier of the three-month period following his date of termination or February 23, 2008; provided, however, that if, following a change in control, Dr. Payson terminates his employment for good reason or the Company terminates him without cause, the Secondary Tranche and the Additional Option shall remain outstanding until February 23, 2008 and the unexercised portion of the Secondary Tranche and the Additional Option shall be forfeited upon expiration of the earlier of one year from his termination date and February 23, 2008, and (v) for two years (or three years following a change in control) the Company shall continue to allow Dr. Payson to participate in the benefit plans and programs in which he participated at the time of his termination and the Company shall continue to pay for certain financial planning services for Dr. Payson.

     Further, if Dr. Payson is terminated by the Company for cause or if he voluntarily terminates other than for good reason, he has agreed (i) not to compete with the Company for a period of one year following such termination and
(ii) not to solicit the Company's employees, customers and providers for a period of six months following such termination. The noncompetition and nonsolicitation covenants cease to apply following a change in control of the Company. The agreement also provides that if any payments made to Dr. Payson pursuant to the agreement or otherwise would be subject to any excise tax under
Section 4999 of the Internal Revenue Code, the Company will provide him with an additional payment such that he retains a net amount equal to the payments he would have retained if such excise tax had not applied.

     In March 2001, the Company entered into an employment agreement with Mr. Berg for Mr. Berg to serve as the Company's President and Chief Operating Officer. The agreement provides for an initial two-year term and automatic renewal for an additional two years upon each second anniversary of its effective date, unless prior contrary notice is given not less than three months in advance of such anniversary. Under the terms of the agreement, Mr. Berg receives an annual base salary of $600,000 and is eligible to receive an annual performance bonus in an annualized amount up to $600,000. Mr. Berg's base salary is subject to annual review by the Board of Directors and may be increased at the discretion of the Compensation Committee. In connection with the agreement, Mr. Berg was awarded a stock option to acquire 300,000 shares of the Company's Common Stock at an exercise price of $27.3125 per share. If Mr. Berg dies during the term of the agreement, the Company shall pay to his designee or his estate the sum of his base salary at the time of his death and his bonus (not less than $600,000), amortized in 26 bi-weekly payments.

     If, prior to (or more than two years following) a change in control of the Company (as defined in the agreement), Mr. Berg is terminated without cause (other than for retirement or disability) or Mr. Berg terminates employment for good reason (as such terms are defined in the agreement), or if Mr. Berg's agreement is not renewed by the Company, he would receive a payment equal to the sum of (i) two times his base salary at his date of termination plus (ii) two times his annual bonus earned in the fiscal year immediately preceding his date of termination which shall not be less than $600,000. Such amounts would be paid in twenty-four equal monthly installments. In addition, Mr. Berg would be provided the same level of benefits he received prior to his date of termination. Under the agreement, Mr. Berg has agreed that, for a one-year period following his date of termination (unless such termination is within the two-year period following a change in control), he will not compete with the Company nor solicit any actual or prospective customers of the Company nor hire any employees of the Company.

     If, within the two years following a change in control, Mr. Berg is terminated without cause (other than retirement or disability) or terminates employment for good reason, the Company would (i) make a lump sum cash payment to him equal to two times the sum of (x) his highest annual rate of base salary during the three-year period immediately prior to the date of termination and
(y) the highest annual bonus (which shall be deemed to be no less than $600,000) earned by him during the three fiscal years immediately preceding the date of termination, (ii) cause his stock options to vest and become immediately excisable and (iii) continue to receive the same level of benefits he received prior to his date of termination for two years following such date. The agreement also provides that if any payments made to Mr. Berg pursuant to the agreement or otherwise would be subject to any excise tax under Section 4999 of the Internal Revenue Code, the Company will provide him with an additional payment such that he retains a net amount equal to the payments he would have retained if such excise tax had not applied.

     In April 1998, the Company entered into an employment agreement with Dr. Muney for Dr. Muney to serve as Executive Vice President and Chief Medical Officer. The agreement, as amended in February 2000, provides for an initial two-year term and automatically renews for an additional two years upon each second anniversary of its effective date, unless prior notice to not renew is given by either party. Under the terms of Dr. Muney's agreement, Dr. Muney received an initial annual base salary of $350,000 and is eligible for an annual performance bonus of a minimum of 50% of his annual base salary and a maximum percentage as determined by the Board of Directors for similarly titled officers. In connection with his employment agreement, in 1998, Dr. Muney was granted options to acquire 100,000 shares of Company Common Stock under the 1991 Stock Option Plan and received a sign-on bonus of $60,000. Under the agreement, Dr. Muney's base salary is subject to annual review by the Company's Compensation Committee and may be increased at the discretion of the Compensation Committee. Upon a change in control (as defined in the agreement), the agreement automatically extends to a two-year term. If, prior to (or more than two years following) a change in control, Dr. Muney's employment with the Company is terminated by the Company without cause by Dr. Muney for good reason (as such terms are defined in the agreement), or by notice by the Company of non-renewal, he would receive a payment equal to the sum of his base salary during the prior twelve months and his annual bonus earned during the fiscal year prior to the date of termination to be paid over twelve equal installments in conformity with the Company's normal payroll periods. The agreement further provides that if, during the two-year period following a change in control, Dr. Muney's employment is terminated by the Company without cause, or by Dr. Muney for good reason, he would receive a lump sum payment equal to two times the sum of his highest annual rate of base salary during the thirty-six month period immediately prior to the date of termination and his highest annual bonus earned during the three fiscal years immediately preceding the date of termination, and continued benefits for two years. The agreement also provides that if any payments made to Dr. Muney pursuant to the agreement or otherwise would be subject to any excise tax under Section 4999 of the Internal Revenue Code, the Company will provide him with an additional payment such that he retains a net amount equal to the payments he would have retained if such excise tax had not applied. The agreement further provides that Dr. Muney agrees not to compete with the Company for a period of one year if he voluntarily terminates employment prior to the end of the employment term, unless such termination is for good reason, is approved by the Company's Board of Directors or is within the two-year period following a change in control.

     In July 1998, the Company entered into an employment agreement with Mr. Thompson for Mr. Thompson to serve as Vice President, Finance. In March 2000, the Company amended Mr. Thompson's agreement to provide for Mr. Thompson to serve as the Company's Executive Vice President and Chief Financial Officer. The agreement, as amended, provides for an initial two-year term and for automatic renewals for an additional two years upon each second anniversary of the effective date of the agreement unless prior notice not to renew is given by either party. Upon a change in control of the Company, the term of the agreement shall be extended automatically to two years from the date of such change in control. The amended agreement provides for an initial annual base salary of $325,000. Further, under the agreement, Mr. Thompson is eligible to receive an annual discretionary performance bonus, provided, however, that for each year, Mr. Thompson's target bonus opportunity shall be 60% of base salary up to a maximum of 75% of base salary. Mr. Thompson's base salary is subject to annual review by the Company's Compensation Committee. In connection with his original agreement, Mr. Thompson was granted an initial option to acquire 125,000 shares of Company Common Stock at a purchase price of $6.625.

     Under the agreement, if prior to (or more than two years following) a change in control, Mr. Thompson is terminated without cause (other than for disability), for good reason (as such terms are defined in his agreement), or upon failure of the Company to renew the agreement, the Company shall (i) pay him an amount equal to two times the sum of his base salary earned during the preceding twelve months plus the greater of the maximum bonus amount payable under the agreement or the annual bonus earned by Mr. Thompson in respect of the fiscal year immediately preceding his date of termination, and (ii) continue to provide him with medical and dental benefits for one year following his date of termination. If, within two years following a change in control, the Company terminates Mr. Thompson's employment without cause (other than for disability) or Mr. Thompson terminates his employment for good reason, then the Company shall (i) pay Mr. Thompson an amount equal to two times the sum of his highest annual base salary earned during the preceding three-year period plus the greater of (A) the maximum bonus amount earned during the preceding fiscal year or (B) the highest bonus amount earned by Mr. Thompson in respect of the preceding three years, (ii) cause Mr. Thompson's stock options to immediately vest and become fully exercisable and (iii) provide him with medical and dental benefits for two years thereafter. The agreement further provides that Mr. Thompson forfeits all rights to payment under the agreement if he competes with the Company either during his employment with the Company or during the one-year period following his termination of employment. The agreement also provides that if any payments made to Mr. Thompson pursuant to the agreement or otherwise would be subject to any excise tax under Section 4999 of the Internal Revenue Code, the Company will provide him with an additional payment such that he retains a net amount equal to the payments he would have retained if such excise tax had not applied.

     In September 2000, the Company entered into an employment agreement with Mr. Gregoire for Mr. Gregoire to serve as Executive Vice President, General Counsel and Secretary of the Company commencing December 31, 2000. The agreement provides for an initial four-year term and for automatic renewals for additional two-year terms beginning on the fourth anniversary of the effective date of the agreement, unless prior notice not to renew is given by either party. Upon a change in control of the Company, the term of the agreement shall be extended automatically to two years from the date of such change in control. The agreement further provides that Mr. Gregoire shall receive an initial annual base salary of $400,000 and an annual discretionary performance bonus, provided, however, that such amount shall be at least $250,000. Mr. Gregoire's base salary is subject to annual review by the Company's Compensation Committee. In addition, the Company paid Mr. Gregoire a sign-on bonus of $150,000 and granted him options to purchase 125,000 shares of Common Stock at an exercise price of $40 per share. Further, the Company provided Mr. Gregoire with a $35,000 loan and a $165,000 loan (the "Gregoire Loans") upon the following terms: (i) interest at the lowest rate to avoid imputed income (currently 6.33% and 6.01%, respectively); (ii) repayable in one installment, together with accrued interest, three years from the origination date; and (iii) the Gregoire Loans will be forgiven if Mr. Gregoire is terminated without cause or terminates his employment for good reason following a change in control. The current aggregate amount of interest and principal outstanding under the

Gregoire Loans is $218,444, which is the largest amount of interest and principal ever outstanding under the Gregoire Loans.

     Under the agreement, if, prior to the second anniversary of the agreement, either prior to a change in control or following the two-year period after a change in control, Mr. Gregoire is terminated without cause, for good reason or by notice of non-renewal by the Company, the Company shall (i) pay him an amount equal to two times the sum of his base salary plus his bonus earned during the preceding twelve months and (ii) continue to provide him with medical and dental benefits for two years following his date of termination. If, after the second anniversary of the agreement and prior to a change in control or following the two-year period after a change in control, Mr. Gregoire is terminated without cause, for good reason or by notice of non-renewal by the Company, the Company shall (i) pay him an amount equal to the sum of his base salary plus his bonus earned during the preceding twelve months and (ii) continue to provide him with medical and dental benefits for one year following his date of termination. If Mr. Gregoire's employment with the Company terminates within the two years following a change in control, either by the Company without cause or by Mr. Gregoire for good reason, the Company shall (i) pay Mr. Gregoire a lump sum amount equal to two times the sum of his highest annual salary and his highest annual bonus earned during the preceding three-year period and (ii) provide him with medical, dental, accident, disability and life insurance for two years thereafter. The agreement further provides that under certain circumstances, Mr. Gregoire shall not compete with the Company either during his employment with the Company or during the one-year period following his termination of employment. The agreement also provides that if any payments made to Mr. Gregoire pursuant to the agreement or otherwise would be subject to any excise tax under Section 4999 of the Internal Revenue Code, the Company will provide him with an additional payment such that he retains a net amount equal to the payments he would have retained if such excise tax had not applied.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with regard to the beneficial ownership of the Company's Common Stock as of the close of business on March 1, 2002, unless otherwise indicated, by (i) each stockholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director, (iii) each of the executive officers named in the Summary Compensation Table and (iv) the directors and all executive officers as a group.


------------------------------------------------------------------------------------------
                                                               Ownership (1)
                                                               -------------
Name                                                  Common Stock         Percent
----                                                  ------------         -------
------------------------------------------------------------------------------------------
Barclays Global Investors, N.A., et al. (2)           6,329,088             7.27%
Wellington Management Company, LLP (3)                4,777,600             5.49%
Norman C. Payson, M.D. (4)                            4,975,000             5.72%
Charles G. Berg (5)                                     218,447               *
Kurt B. Thompson (6)                                     65,094               *
Alan M. Muney, M.D., M.H.A. (7)                          65,562               *
Daniel N. Gregoire, Esq. (8)                             31,250               *
David Bonderman (9)                                      12,500               *
Joseph W. Brown (10)                                      3,750               *
Jonathan J. Coslet (11)                                  15,900               *
Robert B. Milligan, Jr. (12)                             11,875               *
Fred F. Nazem (13)                                       22,500               *
Ellen A. Rudnick (14)                                     1,250               *
Benjamin H. Safirstein, M.D. (15)                        20,000               *
Kent J. Thiry (16)                                        3,750               *
All Executive Officers and Directors as a Group       5,446,878             6.26%
(14 persons) (17)
------------------------------------------------------------------------------------------

*Less than one percent.

(1) For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any Common Stock that such person or group has the right to acquire within 60 days after March 1, 2002. For purposes of computing the percentage of outstanding Common Stock held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after March 1, 2002 are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group.
(2) Common Stock ownership is furnished in reliance on the Schedule 13G filed by Barclays Global Investors, N.A. and other affiliated entities with the Securities and Exchange Commission on February 14, 2002.
(3) Common Stock ownership is furnished in reliance on the Schedule 13G filed by the Wellington Management Company, LLP with the Securities and Exchange Commission on February 12, 2002.
(4) Includes 3,725,000 shares of Common Stock issuable upon exercise of vested stock options, 250,000 shares of Common Stock issuable upon exercise of stock options that will vest within 60 days and 900,000 shares of Common Stock owned directly. The amount includes 100,000 shares of Common Stock held by Kiva Foundation, an IRS approved tax-exempt charitable foundation of which Dr. Payson disclaims beneficial ownership. Dr. Payson currently holds additional unvested options to purchase 1,025,000 additional shares of Common Stock.
(5) Includes 68,750 shares of Common Stock issuable upon exercise of vested stock options, 143,750 shares of Common Stock issuable upon exercise of stock options that will vest within 60 days and 5,947 shares of Common Stock owned directly, but excludes approximately 57 shares held in the Savings Plan of which 80% are vested. Mr. Berg currently holds unvested options to purchase 718,750 additional shares of Common Stock.
(6) Includes 43,750 shares of Common Stock issuable upon exercise of vested stock options, 6,250 shares of Common Stock issuable upon exercise of stock options that will vest within 60 days and 15,094 shares of Common Stock owned directly, but excludes approximately 135 shares held in the Savings Plan, of which 60% are vested. Mr. Thompson currently holds additional unvested options to purchase 325,001 additional shares of Common Stock.
(7) Includes 22,500 shares of Common Stock issuable upon exercise of vested stock options, 39,062 shares of Common Stock issuable upon exercise of stock options that will vest within 60 days and 4,000 shares of Common Stock owned directly. Dr. Muney currently holds unvested options to purchase 171,564 additional shares of Common Stock.
(8) Includes 31,250 shares of Common Stock issuable upon exercise of vested stock options, but excludes approximately 45 shares held in the Savings Plan, of which 20% are vested. Mr. Gregoire currently holds unvested options to purchase 193,750 additional shares of Common Stock.
(9) Includes 12,500 shares of Common Stock issuable upon exercise of vested stock options. Mr. Bonderman currently holds unvested options to purchase 7,500 additional shares of Common Stock.
(10) Includes 3,750 shares of Common Stock issuable upon exercise of vested stock options. Mr. Brown currently holds unvested options to purchase 6,250 additional shares of Common Stock.
(11) Includes 12,500 shares of Common Stock issuable upon exercise of vested stock options and 3,400 shares of Common Stock owned directly. Mr. Coslet currently holds unvested options to purchase 7,500 additional shares of Common Stock.
(12) Includes 11,875 shares of Common Stock issuable upon exercise of vested stock options. Mr. Milligan currently holds unvested options to purchase 7,500 additional shares of Common Stock.
(13) Includes 22,500 shares of Common Stock issuable upon exercise of vested stock options. Mr. Nazem currently holds unvested options to purchase 7,500 additional shares of Common Stock.
(14) Includes 1,250 shares of Common Stock issuable upon exercise of vested stock options. Ms. Rudnick currently holds unvested options to purchase 3,250 additional shares of Common Stock.
(15) Includes 20,000 shares of Common Stock issuable upon exercise of vested stock options. Dr. Safirstein currently holds unvested options to purchase 10,000 additional shares of Common Stock.
(16) Includes 3,750 shares of Common Stock issuable upon exercise of vested stock options. Mr. Thiry currently holds unvested options to purchase 7,500 additional shares of Common Stock.
(17) These numbers include 3,979,375 shares of Common Stock issuable upon exercise of vested options, 439,062 shares of Common Stock issuable upon exercise of stock options that will vest within 60 days, 928,441 shares of Common Stock owned directly and 100,000 shares of Common Stock owned by the Kiva Foundation but disclaimed by Dr. Payson, but do not include shares of Common Stock held in the Savings Plan.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Report of the Compensation Committee

     Compensation Philosophy

     The Compensation Committee of the Board is responsible for reviewing the Company's executive compensation program and policies each year and determining the compensation of the Company's executive officers. The Company's compensation programs and policies are designed to provide incentives that account for value delivered to the Company's stockholders and that attract and retain individuals of outstanding ability in key positions. The Committee recognizes (i) individual performance and the performance of the Company in addressing immediate financial and operational challenges, (ii) the Company's performance relative to the performance of other companies of comparable size, complexity and quality, and
(iii) performance that supports both the short-term and long-term goals of the Company. In 2001, the Compensation Committee sought to establish compensation programs that would aid in the recruitment and retention of experienced managers and to help develop and implement plans to continue to improve the Company's financial and operating performance. This required providing incentives tied to enhancing shareholder value while providing meaningful retention incentives. In addition to exercising its business judgment, the Committee has also sought the advice of nationally recognized consultants in developing its executive compensation policies and agreements. The Committee believes that the executive compensation program includes elements that, taken together, constitute an appropriate method of establishing total compensation for senior management given the circumstances applicable to the Company.

     The compensation of the Company's executive officers, including the executives named herein and the Chief Executive Officer, consists of four key components: (i) base salary; (ii) annual, long-term and other incentive bonus;
(iii) amounts deferred and matching contributions by the Company under a long-term qualified defined contribution plan; and (iv) stock options. The compensation packages are designed to set total compensation at levels comparable to total compensation paid to similarly positioned executives at peer companies selected and reviewed by the Committee and its consultants. An executive's total compensation relative to the range paid by the peer companies depends upon the executive's experience, level and scope of responsibility within the Company and individual performance. The majority of the Company's executive officers have employment agreements that establish base salary and bonus opportunities and that were entered into following arm's length negotiations with the respective executive officers.

     Compensation of Chief Executive Officer

     During 2001, Dr. Payson served as the Company's Chief Executive Officer. Dr. Payson's base salary was determined with reference to Dr. Payson's employment agreement, which was the subject of arm's length negotiations between representatives of the Committee and Dr. Payson in early 1998. In arriving at the terms of Dr. Payson's agreement, the Committee considered the need to provide incentives that would encourage an executive with Dr. Payson's experience and background to join the Company as Chief Executive Officer and align his personal interests with those of the Company's shareholders. Accordingly, Dr. Payson's compensation principally consists of stock options, which provide value to Dr. Payson only if there is appreciation in the price of the Company's Common Stock. In addition, Dr. Payson's employment agreement required that Dr. Payson personally invest $10 million through purchase of the Company's Common Stock and provides material transfer restrictions on both the purchased and certain of the option shares. In the Committee's view, these provisions have provided significant incentives for Dr. Payson to work to enhance shareholder value given the extent of his personal investment in the Company's Common Stock. Dr. Payson's employment agreement also provided for salary of $350,000 and a discretionary bonus payment in 2001.

     After reviewing Dr. Payson's accomplishments and contributions to the Company since his initial employment, in 2001, the Committee reviewed its philosophy with regard to Dr. Payson's compensation. Upon review of comparable positions at peer companies and the Company's financial position, the Committee determined that Dr. Payson's cash compensation should be increased. Accordingly, in January 2001, the Committee awarded Dr. Payson a bonus of $2,500,000 for his accomplishments and contributions toward the Company's success during 2000. Further, in January 2002, the Committee increased Dr. Payson's base salary from $350,000 to $1,000,000 and awarded him a $2,000,000 bonus for his efforts during 2001.


     Compensation of Executive Officers

     Compensation paid to the Company's executive officers for 2001 consisted primarily of base salary, bonus compensation and grants of stock options. In determining the compensation for each of the Company's executive officers, the Compensation Committee considered such factors as existing contractual commitments, compensation opportunities perceived to be necessary to retain executive officers and the criticality of the executives to the Company's current and future success. The bonuses paid in 2001 consisted of annual bonuses for work performed during 2000 and quarterly bonuses for work performed during 2001. Certain of the employment agreements for executive officers provide for guaranteed bonuses as an inducement to join the Company and to compensate for lost bonus opportunities at previous employers. One of the executives was also given loans, in part, to assist in relocation and commutation costs. Stock option grants were determined by the Committee based on grants to similarly positioned executives at peer companies, the ability of the officer to contribute to enhancement of the value of the Company's Common Stock and a determination of the level of grant needed to provide adequate incentives to join or remain with the Company and promote enhancement of shareholder value. The executive officers named herein received two grants of stock options in 2001 because the Committee granted options in October 2001 in lieu of the customary January 2002 stock option grant. Mr. Berg was also awarded additional stock options upon his promotion to the position of President and Chief Operating Officer. The Company is proposing for shareholder approval of the 2002 Equity Incentive Compensation Plan which is the subject of Proposal Number Two in this Proxy Statement in order to provide the Committee with the ability to make future grants of stock options or other equity based rewards.

     In connection with the ongoing compensation plans, the Committee intends to continue to promote compensation structures that, in the Committee's opinion, provide features that properly align the Company's executive compensation with corporate performance and the interest of its shareholders and that offer competitive compensation relevant to comparable opportunities in the marketplace.



                                                   The Compensation Committee
                                                   Jonathan J. Coslet
                                                   Robert B. Milligan, Jr.
                                                   Kent J. Thiry

                             AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the committee are "independent", as required by applicable listing standards of the New York Stock Exchange. The Committee operates pursuant to a Charter that was amended and restated by the Board on February 22, 2001, a copy of which was attached to the Company's Proxy Statement relating to its 2001 annual shareholders meeting. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In performance of this oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's auditors are in fact "independent".

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission.


                                                        Joseph W. Brown
                                                        Jonathan J. Coslet
                                                        Fred F. Nazem

                                PERFORMANCE GRAPH

     The following graph compares the change in the Company's cumulative total return on its Common Stock to (a) the change in the cumulative total return on the stocks included in the Standard & Poor's 500 Stock Index and (b) the change in the cumulative total return on the stocks included in a Managed Care Peer Group Index assuming an investment of $100 made on December 31, 1996 and comparing relative values on December 31, 1997, 1998, 1999, 2000 and 2001. All of these cumulative total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the period. Note that the Common Stock price performance shown below should not be viewed as being indicative of future performance.

-----------------------------------------------------------------------------------------------------------------------------
                                       Dec 1996      Dec 1997      Dec 1998     Dec 1999       Dec 2000        Dec 2001
-----------------------------------------------------------------------------------------------------------------------------
Oxford Health Plans, Inc.                 $100          $27           $25          $22            $67             $51
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                             $100          $133          $171         $208           $189            $166
-----------------------------------------------------------------------------------------------------------------------------
Managed Care Peer Group Index (1)         $100          $110          $124         $113           $212            $195
-----------------------------------------------------------------------------------------------------------------------------

(1) The Managed Care Peer Group is comprised of the following publicly traded managed care companies: Aetna, Inc.; Cigna Corporation; United HealthGroup, Incorporated; Wellpoint Health Networks, Inc.; Health Net, Inc.; Trigon Healthcare, Inc.; Mid Atlantic Medical Services, Inc.; Coventry Health Care, Inc.; Humana, Inc.; and Sierra Health Services, Inc. In calculating the cumulative total shareholder return of the Managed Care Peer Group Index, the shareholder returns of the peer group companies are weighted according to the stock market capitalization of the companies.

 The information set forth above under the headings "Report of the Compensation
  Committee", "Report of the Audit Committee" and "Performance Graph" does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the
          Company filing specifically incorporates such information by reference therein.

                               PROPOSAL NUMBER TWO

                            OXFORD HEALTH PLANS, INC.
                          2002 EQUITY COMPENSATION PLAN


     Subject to approval by the Company's stockholders, the Board of Directors has adopted the Oxford Health Plans, Inc. 2002 Equity Compensation Plan (the "2002 Equity Plan"). The purpose of the 2002 Equity Plan is to provide an incentive for current and prospective key employees, directors and consultants of the Company and its subsidiaries and affiliates to acquire a proprietary interest in the success of the Company, to enhance the long-term performance of the Company and to remain in the service of the Company and its subsidiaries and affiliates. The following brief description of the principal features of the 2002 Equity Plan is qualified in its entirety by reference to the full text of the 2002 Equity Plan, a copy of which has been included as Appendix A to this Proxy Statement.

Administration
--------------

      The 2002 Equity Plan is administered by the Compensation Committee of the Board of Directors which may delegate its powers to a sub-committee of non-employee and outside directors or to officers of the Company (both referred to as the "Committee"). The Committee is granted the authority to (i) construe, interpret and implement the 2002 Equity Plan; (ii) prescribe rules and regulations and make determinations necessary to administer the 2002 Equity Plan; (iii) correct any defect, supply any omission and reconcile any inconsistency; and (iv) amend the 2002 Equity Plan to reflect changes in applicable law. The 2002 Equity Plan does not allow repricings or grants of reload stock options.

Eligibility and Limits
----------------------

      The 2002 Equity Plan provides for grants to key employees (including officers and consultants) and directors of the Company and its subsidiaries or other related entities of "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and share units and other stock-based awards, (collectively, the "Awards"). The total number of shares which may be issued pursuant to Awards under the 2002 Equity Plan is 8,350,000, which is 9. 5% of the Company's outstanding shares of Common Stock on March 11, 2002. As of the Record Date, the number of shares available for grant of stock options under all preexisting stock option plans was 1,426,971 and the number of granted, but unexercised stock options under all preexisting stock option plans was 9,364,186. Further, as of the Record Date, the weighted average exercise price of all granted but unexercised stock options was $25.86 and the weighted average term to expiration of all outstanding stock options was 5.7 years. The closing price of the Company's Common Stock on the New York Stock Exchange on the Record Date was $39.19 per share. The Committee has the authority to determine the persons to whom Awards will be granted (such persons collectively referred to as the "Grantees"), the number of shares to be subject to each Award, whether stock options will be incentive or nonqualified, and the manner of exercise. The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which first become exercisable in any calendar year by an employee may not exceed $100,000. No Awards under the 2002 Equity Plan can have terms in excess of seven years. No Grantee may be granted in any calendar year stock options and stock appreciation rights to purchase more than 2,000,000 shares. The amount of shares available to be awarded as restricted stock, performance shares, performance units, stock grants or other equity based awards (as specified in the 2002 Equity Plan) is limited to an aggregate of 750,000 shares. As of March 11, 2002 the Company had 3442 employees all of whom are potentially eligible for an award under this 2002 Equity Plan.

Awards Under the Plan
---------------------

          (i) Stock Options. The Committee may grant stock options and will determine whether any option is a nonqualified or incentive stock option at the time of grant.

          (ii) Stock Appreciation Rights ("SARs"). The Committee may grant SARs which confer to the Grantee the right to receive upon exercise thereof the excess, if any, of the fair market value of the shares subject thereto on the date of exercise over the exercise price of the SAR as set forth in the award agreement multiplied by the number of shares with respect to which the SAR is exercised.

          (iii) Restricted Stock and Restricted Stock Units. The Committee may also grant Awards of restricted stock or restricted stock units. The Committee shall specify the date or dates upon which the nontransferability of the restricted stock shall lapse. With regard to restricted stock units, at the time of grant the Committee shall specify the maturity date, which may be later than the vesting date or dates, at which time the Company will transfer to the Grantee one share of stock for each vested stock unit, as well as any purchase price to be paid for the stock.

          (iv) Performance Shares and Share Units. The Committee may grant performance shares in the form of actual shares of Common Stock of the Company or share units with a value equal to an identical number of such shares under which payment may be made in such manner as determined by the Committee upon achievement of certain performance conditions and during a certain performance period as established by the Committee.

          (v) Other Stock-Based Awards. The Committee may also grant such other stock-based Awards in such amounts and subject to such terms and conditions as the Committee shall determine.

          (vi) Dividend Equivalent Rights. The Committee may grant dividend equivalent rights which confer upon participants the right to receive amounts equal to the ordinary dividends paid by the Company to shareholders with respect to a specified number of shares determined by the Committee. The Committee will also establish all terms and conditions applicable to such dividend equivalent rights.

Terms of Awards
---------------

     Each Award issued pursuant to the 2002 Equity Plan is evidenced by a written award agreement between the Company and the Grantee and is generally subject to the terms and conditions listed below, but specific terms may vary:

          (i) Exercise of Stock Options and SARs. The Committee determines when stock options and SARs granted under the 2002 Equity Plan may be exercised. Payment for shares issued upon exercise of a stock option shall be made in cash, or by an exchange of shares, or any other method permitted from time to time by the Committee.

          (ii) Exercise Price of Stock Options and SARs. The exercise price of any stock option may not be less than the fair market value of the Company's Common Stock on the date of grant (or, for incentive stock options in the case of employees or officers holding 10% or more of the Company's voting stock, 110% of fair market value). The Committee can determine the value of other Awards.

          (iii) Termination of Employment. In general, if the Grantee's employment with the Company or with a subsidiary or other related entity is terminated, the term of any then outstanding stock option or SAR held by such Grantee must be exercised within 90 days after such termination of employment but not beyond the expiration of the stock option or SAR, whichever is earlier, or, if the Grantee is terminated on account of disability, 365 days after such termination. Such stock option or SAR will only be exercisable to the extent it was exercisable as of the last date of such Grantee's employment. The legal representative of a deceased Grantee to whom the stock option or SAR has been transferred shall have the right during the 365-day period following the death or, if less, the remaining term of the stock option or SAR, to exercise any then outstanding stock option or SAR in whole or in part. In the case of restricted stock, during the 90 days following the Grantee's termination of employment for any reason, the Company has the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the Grantee (or the Grantee's estate) in cash the amount paid to the Company, if any, by the Grantee for such shares. Unless otherwise determined by the Committee, restricted stock units that have not vested shall be forfeited upon termination for any reason.

          (iv) Nontransferability of Awards. In general, an Award granted under the 2002 Equity Plan is exercisable, during the Grantee's lifetime, only by the Grantee and is not transferable except by will or by the laws of descent and distribution. The Committee may allow transfer of nonqualified stock options to a Grantee's immediate family members or trusts established for the benefit of such family member.

          (v) Vesting. The Committee determines any vesting conditions applicable to Awards granted under the 2002 Equity Plan. Vesting may be accelerated in the event of the employee's death, disability or retirement, or upon other events. Moreover, outstanding Awards will become fully vested and become immediately exercisable upon the occurrence of a change in control.

     For purposes of the 2002 Equity Plan, the term "change in control" is defined as (1) the acquisition, directly or indirectly, of at least 30% of the outstanding voting securities of the Company by a person other than the Company or an employee benefit plan of the Company, an underwriter temporarily holding securities or pursuant to a merger or consolidation that does not constitute a change in control, (2) a greater than one-third change in the composition of the Board after January 1, 2002 (if such change was not approved by a majority of the existing directors), (3) consummation of certain mergers and consolidations involving the Company, (4) shareholder approval of a liquidation of the Company or (5) consummation of a sale of all or substantially all of the Company's assets.

Adjustments Upon Changes in Capitalization
------------------------------------------

     In the event of change in the Company's capitalization by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or to reflect any distributions to holders of Company Common Stock other than regular cash dividends, the Committee shall make an adjustment to shares covered by outstanding Awards.

Amendment of Plan Modification of Awards
----------------------------------------

     The Board of Directors may, at any time, suspend, discontinue, revise or amend the 2002 Equity Plan but cannot materially impair any rights or materially increase any obligations of the Grantees under any Awards previously granted under the 2002 Equity Plan without the Grantee's consent. Also, the Board may not modify the exercise price of a stock option or SAR. Shareholder approval of plan amendments shall be obtained to the extent necessary to comply with applicable law.

Federal Income Tax Information
------------------------------

     The following summary describes the federal income taxation applicable to a U.S. Grantee and the Company with respect to Awards under the 2002 Equity Plan and does not purport to be complete. In addition, this summary does not discuss the income tax laws of any municipality, state or foreign country in which a Grantee may reside. Each Grantee should therefore consult his or her personal tax advisor to determine the impact of federal, state, local and, if applicable, foreign taxes with respect to participation in the 2002 Equity Plan.

     Options granted under the 2002 Equity Plan may be either incentive stock options or nonqualified stock options.

     If a stock option granted under the 2002 Equity Plan is an incentive stock option, the Grantee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the Grantee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the incentive stock option and one year after transfer of the shares to the Grantee by the Company, any gain will be treated as long-term capital gain. If these holding periods are not satisfied, the Grantee will recognize ordinary income equal to the excess of the lower of the fair market value of the stock at the date of the exercise of the incentive stock or the sale price of the Common Stock over the exercise price. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the Grantee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

     A Grantee will not recognize any taxable income at the time he or she is granted a nonqualified stock option. However, upon its exercise, the Grantee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income recognized by a Grantee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the Grantee. Upon resale of such shares by the Grantee, the excess of the sale price over the Grantee's basis in the shares will be treated as capital gain or loss. The Company will be entitled to a tax deduction of the same amount as the ordinary income recognized by the Grantee with respect to shares acquired upon exercise of a nonqualified stock option.

     With respect to Awards other than stock options, upon the payment of cash or the issuance of stock that is either not restricted as to transferability or not subject to a substantial risk of forfeiture (e.g. upon the maturity date of the restricted stock units or the date restrictions on the transferability of restricted stock lapse), the Grantee will generally recognize ordinary income equal to the cash or fair market value of the stock delivered. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the Grantee.

New Plan Benefits
-----------------

     The number of stock options or other equity based awards to be awarded under the 2002 Equity Plan, if approved by stockholders, is undeterminable at this time as awards under the 2002 Equity Plan are subject to the discretion of the Compensation Committee.

     The affirmative vote of the holders of a majority of the shares of Common Stock that are present in person or represented by proxy at the Meeting and entitled to vote is required for approval of the 2002 Equity Incentive Compensation Plan.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE OXFORD
                         HEALTH PLANS, INC. 2002 EQUITY
                 INCENTIVE COMPENSATION PLAN AS DESCRIBED ABOVE.

                              PROPOSAL NUMBER THREE

                            OXFORD HEALTH PLANS, INC.
                  2002 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     Subject to approval by the Company's stockholders, the Board of Directors has adopted the Oxford Health Plans, Inc. 2002 Non-Employee Director Stock Option Plan (the "2002 Director Plan"). The purpose of the 2002 Director Plan is to attract, retain and compensate highly qualified individuals who are not current employees of the Company as members of the Board of Directors by encouraging them to acquire a proprietary interest in the success of the Company through the ownership of Company stock, in addition to underscoring their common interest with stockholders in increasing the value of the Common Stock of the Company over the long term. The following brief description of the principal features of the 2002 Director Plan is qualified in its entirety by reference to the full text of the 2002 Director Plan, a copy of which has been included as Appendix B to this Proxy Statement.

Administration
--------------

     The 2002 Director Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors which may delegate its powers to a sub-committee of non-employee and outside directors or to officers of the Company. The Committee is granted the authority to (i) construe, interpret and implement the 2002 Director Plan; (ii) prescribe rules and regulations and make determinations necessary to administer the 2002 Director Plan; (iii) correct any defect, supply any omission and reconcile any inconsistency; and (iv) amend the 2002 Director Plan to reflect changes in applicable law. The 2002 Directors Plan does not allow repricings.

Eligibility and Limits
----------------------

     The 2002 Director Plan provides for grants of nonqualified stock options (the "Options") to members of the Board of Directors who are not current employees of the Company or its subsidiaries or other related entities (collectively, the "Non-Employee Directors"). The total number of shares which may be issued pursuant to Options under the 2002 Director Plan is 650,000, which is less than one percent of the Company's outstanding shares of Common Stock on March 11, 2002. As of the Record Date, the number of shares available for grant of stock options under all preexisting stock option plans was 1,426,971 and the number of granted, but unexercised stock options under all preexisting stock option plans was 9,364,186. Further, as of the Record Date, the weighted average exercise price of all granted but unexercised stock options was $25.86 and the weighted average term to expiration of all outstanding stock options was 5.7 years. The closing price of the Company's Common Stock on the New York Stock Exchange that day was $39.19 per share. Each year on the first Friday following the Company's annual shareholder meeting, each person who then is a Non-Employee Director shall automatically be granted as of such date an Option to purchase 10,000 shares of Common Stock of the Company unless, on the first Friday, the General Counsel of the Company determines, in his/her sole discretion, that the Company is in possession of material, undisclosed information about the Company, in which case the annual grant of Options to Non-Employee Directors shall be suspended until the second day after public dissemination of such information and the price, exercisability date and option period shall then be determined by reference to such later date. As of March 11, 2002, the Company had eight non-employee directors who will be eligible for awards under the 2002 Director Plan.

Terms of Options
----------------

     Each Option issued pursuant to the 2002 Director Plan is evidenced by an option agreement between the Company and the Non-Employee Director and is generally subject to the terms and conditions listed below, but specific terms may vary:

     (i) Exercise of Options. Each Option shall be exercised in such manner that one-fourth of the shares of Common Stock underlying each Option shall become exercisable on each of the date of the grant, and the next three anniversaries of the date of the grant. All rights to exercise an Option shall expire five years after the date of the grant. Payment for shares issued upon exercise of an Option shall be made in cash, or by an exchange of shares, or any other method permitted from time to time by the Committee.

     (ii) Exercise Price. The exercise price of any Option shall be equal to the fair market value of the Company's Common Stock on the date of grant.

     (iii) Termination of Services. Upon termination of service as a Non-Employee Director (for reasons other than death), only those Options immediately exercisable at the date of termination of service are exercisable by the Non-Employee Director. Such Options must be exercised within 90 days of termination of service (but in no event after the expiration of the option period) or they will be forfeited, provided, however, that upon termination of service on account of disability of the Non-Employee Director such Options must be exercised within 365 days of termination of service.

     (iv) Nontransferability of Options. An Option granted under the 2002 Director Plan is exercisable, during the Non-Employee Director's lifetime, only by the Non-Employee Director and is not transferable except by will or by the laws of descent and distribution.

     (v) Vesting upon Change in Control. Outstanding Options will become fully vested and become immediately exercisable upon the occurrence of a change in control.

     For purposes of the 2002 Director Plan, the term "change in control" is defined as (1) the acquisition, directly or indirectly, of at least 30% of the outstanding voting securities of the Company by a person other than the Company or an employee benefit plan of the Company, an underwriter temporarily holding securities or pursuant to a merger or consolidation that does not constitute a change in control, (2) a greater than one-third change in the composition of the Board after January 1, 2002 (if such change was not approved by a majority of the existing directors), (3) consummation of certain mergers and consolidations involving the Company, (4) shareholder approval of a liquidation of the Company or (5) consummation of a sale of all or substantially all of the Company's assets.

Adjustments Upon changes in Capitalization
------------------------------------------

     In the event of change in the Company's capitalization by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or to reflect any distributions to holders of Company Common Stock other than regular cash dividends, the Committee shall make an adjustment to shares covered by outstanding Options.

Amendment of Plan; Modification of Options
------------------------------------------

     The Board of Directors may, at any time, suspend, discontinue, revise or amend the 2002 Director Plan but cannot materially impair any rights or materially increase any obligations of any Non-Employee Director under any Options previously granted under the 2002 Director Plan without the Non-Employee Director's consent. Also, the Board may not modify the exercise price of an Option. Shareholder approval of plan amendments shall be obtained to the extent necessary to comply with applicable law.

Federal Income Tax Information
------------------------------

     The following summary describes the federal income taxation applicable to a U.S. Non-Employee Director and the Company with respect to Options under the 2002 Director Plan and does not purport to be complete. In addition, this summary does not discuss the income tax laws of any municipality, state or foreign country in which a Non-Employee Director may reside. Each Non-Employee Director should therefore consult his personal tax advisor to determine the impact of federal, state, local and, if applicable, foreign taxes with respect to participation in the 2002 Director Plan.

     A Non-Employee Director will not recognize any taxable income at the time he or she is granted an Option. However, upon its exercise, the Non-Employee Director will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price, and the Company will be entitled to a tax deduction of the same amount as the ordinary income recognized by the Non-Employee Director. Upon resale of such shares by the Non-Employee Director, the excess of the sale price over the Non-Employee Director's basis in the shares will be treated as capital gain or loss.

New Plan Benefits
-----------------

     Under the 2002 Director Plan all non-employee directors will receive 10,000 stock options each year on the Friday following the Company's Annual Shareholder Meeting. The exercise price of all options granted hereunder will be at fair market value on the date of grant. Subject to stockholder approval of the 2002 Director Plan, the first grant to be made under the 2002 Director Plan will be on May 10, 2002.

     The affirmative vote of the holders of a majority of the shares of Common Stock that are present in person or represented by proxy at the Meeting and entitled to vote is required for approval of the 2002 Director Plan.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE OXFORD
                      HEALTH PLANS, INC. 2002 NON-EMPLOYEE
                 DIRECTOR STOCK OPTION PLAN AS DESCRIBED ABOVE.

                              INDEPENDENT AUDITORS

Identification of Independent Auditors

     Ernst & Young LLP was the Company's independent auditors for the year ended December 31, 2001, and has been selected to be the Company's independent auditors for the year ended December 31, 2002. Representatives of Ernst & Young LLP are expected to be present at the Meeting. They will be given an opportunity to make a statement and will be available to respond to appropriate questions.

Audit Fees

     The aggregate fees billed by Ernst & Young LLP for audit services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and the review of the financial statements included in the Company's Forms 10-Q for the three-month period ended March 31, 2001, the six-month period ended June 30, 2001 and the nine-month period ended September 30, 2001, was $909,500.

Financial Information Systems Design and Implementation Fees

     Ernst & Young LLP did not bill the Company for any information technology consulting services relating to financial information systems design and implementation for the year ended December 31, 2001.

All Other Fees

     In addition to the fees billed by Ernst & Young LLP for the services described above, Ernst & Young LLP provided services related to various non-audit related services. The aggregate fees billed by Ernst & Young LLP for these services for the year ended December 31, 2001 was $982,250 (which includes $187,250 for audit services related to annual statutory filings with regulatory agencies , $400,000 for tax services and $400,000 for various due diligence services.

                              STOCKHOLDER PROPOSALS

     In order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2003 annual meeting of stockholders, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, any proposal by a record holder of Common Stock must be received by the Company at its principal offices in Trumbull, Connecticut, on or before November 22, 2002. In addition, under the Company's bylaws, any proposal for consideration at the 2003 annual meeting of stockholders submitted by a stockholder outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 will be considered untimely unless it is received by the Company at least seventy-five days prior to such meeting and is otherwise in compliance with the requirements set forth in the Company's bylaws.

                                  SOLICITATION

     All costs and expenses associated with soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith. In addition, the Company has retained Georgeson Shareholder Communications, Inc., a proxy soliciting firm, to assist in the solicitation of proxies and will pay such firm a fee, estimated not to exceed $7,000, plus reimbursement for out-of-pocket expenses. The total amount of such expenses will be borne by the Company.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any other business or matters to be presented for consideration at the Meeting other than as set forth in the Notice of Meeting attached to this Proxy Statement. However, if any other business shall come before the Meeting or any adjournment or postponement thereof and be voted upon, the enclosed proxy shall be deemed to confer discretionary authority on the individuals named to vote the shares represented by such proxy as to any such matters.

                           ANNUAL REPORT ON FORM 10-K

      The Company will provide without charge to each beneficial holder of its Common Stock on the Record Date, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission. Any such request should be made in writing to the Investor Relations Department, Oxford Health Plans, Inc., 48 Monroe Turnpike, Trumbull, Connecticut 06611. The Company's 2001 Annual Report on Form 10-K (without exhibits) and other financial information are also available on the Internet at www.oxfordhealth.com.

                                                                      APPENDIX A



        Oxford Health Plans, Inc. 2002 Equity Incentive Compensation Plan


                                Table of Contents

                                                                                                       Page
                                                                                                       ----

                                   ARTICLE I.
                                     GENERAL

1.1   Purpose.......................................................................................... A-1
1.2   Definitions of Certain Terms..................................................................... A-1
1.3   Administration................................................................................... A-2
1.4   Persons Eligible for Awards...................................................................... A-3
1.5   Types of Awards Under Plan....................................................................... A-3
1.6   Shares Available for Awards...................................................................... A-3

                                ARTICLE II.
                           AWARDS UNDER THE PLAN

2.1   Award Agreements................................................................................. A-4
2.2   No Rights as a Shareholder....................................................................... A-4
2.3   Grant of Stock Options and Stock Appreciation Rights ............................................ A-4
2.4   Exercise of Stock Options and Stock Appreciation Rights.......................................... A-5
2.5   Termination of Employment........................................................................ A-6
2.6   Grant of Restricted Stock........................................................................ A-6
2.7   Grant of Restricted Stock Units.................................................................. A-7
2.8   Grant of Performance Shares and Share Units...................................................... A-7
2.9   Other Stock-Based Awards......................................................................... A-7
2.10  Grant of Dividend Equivalent Rights.............................................................. A-8

                               ARTICLE III.
                               MISCELLANEOUS

3.1   Amendment of the Plan; Modification of Awards.................................................... A-8
3.2   Tax Withholding.................................................................................. A-8
3.3   Restrictions..................................................................................... A-9
3.4   Nonassignability................................................................................. A-9
3.5   Requirement of Notification of  Election Under Section 83(b) of the Code......................... A-9
3.6   Requirement of Notification Upon Disqualifying  Disposition Under Section 421(b) of the Code..... A-9
3.7   Change in Control................................................................................A-10
3.8   Sale of Subsidiary...............................................................................A-12
3.9   No Right to Employment...........................................................................A-12
3.10  Nature of Payments...............................................................................A-12
3.11  Non-Uniform Determinations.......................................................................A-12
3.12  Other Payments or Awards.........................................................................A-12
3.13  Section Headings.................................................................................A-12
3.14  Effective Date and Term of Plan..................................................................A-12
3.15  Governing Law....................................................................................A-13
3.16  Severability; Entire Agreement...................................................................A-13
3.17  No Third Party Beneficiaries.....................................................................A-13
3.18  Successors and Assigns...........................................................................A-13

                                    ARTICLE I
                                     GENERAL

1.1 Purpose
    -------

     The purpose of the Oxford Health Plans, Inc. 2002 Equity Incentive Compensation Plan (the "Plan") is to provide an incentive for current and prospective key employees, directors of, and consultants to, Oxford Health Plans, Inc. (the "Company") and its subsidiaries and affiliates to acquire a proprietary interest in the success of the Company, to enhance the long-term performance of the Company and to remain in the service of the Company and its subsidiaries and affiliates.


1.2 Definitions of Certain Terms
    ----------------------------

     (a) "Award" means an award under the Plan as described in Section 1.5 and
Article II.


     (b) "Award Agreement" means a written agreement entered into between the Company and a Grantee in connection with an Award.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Committee" means a committee whose members shall, from time to time, be appointed by the Board according to Section 1.3(a) of this Plan.

     (f)  "Common Stock" means the common stock of the Company, par value $0.01.

     (g) "Employment" means the Grantee being an employee of the Company or any of its subsidiaries, or in the case of a Grantee who is not an employee of the Company, the Grantee's association with the Company as a director, consultant or otherwise.

     (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (i) The "Fair Market Value" of a share of Common Stock on any date shall be
(i) the closing sale price per share of Common Stock during normal trading hours on the national securities exchange on which the Common Stock is principally traded for such date or the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock during normal trading hours in such over-the-counter market for such date or the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

     (j) "Grantee" means a person who receives an Award.

     (k) "Incentive Stock Option" means a stock option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code (or a successor provision thereof) and which is so designated in the applicable Award Agreement. Under no circumstances shall any stock option that is not specifically designated as an Incentive Stock Option be considered an Incentive Stock Option. Any option that is not an Incentive Stock Option is referred to herein as a "nonqualified stock option".

     (l) "Key Persons" means directors, officers and other employees of the Company or of a Related Entity, and consultants to the Company or a Related Entity.

     (m) "Option Exercise Price" means the amount payable by a Grantee on the exercise of a stock option.

     (n) "Related Entity" means any parent or subsidiary corporation of the Company or any business, corporation, partnership, limited liability company or other entity in which the Company or a parent or a subsidiary corporation holds a controlling ownership interest, directly or indirectly.

     (o)  "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

     (p) Unless otherwise determined by the Committee, a Grantee shall be deemed to have a "Termination of Employment" upon ceasing employment with the Company and all Related Entities. The Committee in its discretion may determine (a) whether any leave of absence constitutes a Termination of Employment for purposes of the Plan, (b) the impact, if any, of any such leave of absence on Awards theretofore made under the Plan, and (c) when a change in a Grantee's association with the Company constitutes a Termination of Employment for purposes of the Plan. The Committee may also determine whether a Grantee's Termination of Employment is for cause and the date of termination in such case.

1.3 Administration
    --------------

     (a) The Plan shall be administered by the Committee, which shall consist of not less than two directors all of whom shall be "non-employee directors" under Rule 16b-3, and "outside directors" under Section 162(m) of the Code. The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee consisting of non-employee directors and outside directors and to such officers of the Company as the Committee may select, consistent with applicable law.

     (b) The Committee or a subcommittee thereof (which hereinafter shall also be referred to as the Committee) shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Award Agreements, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, (vi) to amend the Plan to reflect changes in applicable law, (vii) to determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, canceled, forfeited or suspended, and (viii) to determine whether, to what extent and under what circumstances cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee.

     (c) Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

     (d) The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive.

     (e) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

     (f) Notwithstanding anything to the contrary contained herein: (a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board and (b) the Board may, in its sole discretion, at any time and from time to time, grant Awards or resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.

1.4 Persons Eligible for Awards
    ---------------------------

     Awards under the Plan may be made to such Key Persons as the Committee shall select in its discretion.

1.5 Types of Awards Under Plan
    --------------------------

     Awards may be made under the Plan in the form of stock options, including Incentive Stock Options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and share units and other stock-based Awards, as set forth in Article II. For purposes of this plan, references to issuances of stock certicates shall include book-entry registration or comparable means of recording share ownership in the company's books and records.

1.6 Shares Available for Awards
    ---------------------------

     (a) Total shares available. The total number of shares of Common Stock, which may be transferred pursuant to Awards granted under the Plan shall not exceed 8,350,000 shares; provided, however, that the amount of shares available to be awarded as restricted stock, performance shares, performance units, stock grants or other stock-based Awards as specified in Section 2.9 hereof is limited to an aggregate of 750,000 shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. If any Award is forfeited or otherwise terminates or is canceled without the delivery of shares of Common Stock, shares of Common Stock are surrendered or withheld from any Award to satisfy a Grantee's income tax withholding obligations, or shares of Common Stock owned by a Grantee are tendered to pay the exercise price of options granted under the Plan, then the shares covered by such forfeited, terminated or canceled Award or which are equal to the number of shares surrendered, withheld or tendered shall again become available for transfer pursuant to Awards granted or to be granted under this Plan. Any shares of Common Stock delivered by the Company, any shares of Common Stock with respect to which Awards are made by the Company and any shares of Common Stock with respect to which the Company becomes obligated to make Awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares available for Awards under this Plan.

     (b) Individual Limit. The total number of shares of Common Stock with respect to which stock options and stock appreciation rights may be granted to any one employee of the Company during any one calendar year shall not exceed 2,000,000.

     (c) Adjustments. The number of shares of Common Stock covered by each outstanding Award, the number of shares available for Awards, the number of shares that may be subject to Awards to any one Grantee, and the price per share of Common Stock covered by each such outstanding Award shall be proportionately adjusted, as determined in the sole discretion of the Committee, for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or to reflect any distributions to holders of Common Stock other than regular cash dividends; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. After any adjustment made pursuant to this paragraph, the number of shares subject to each outstanding Award shall be rounded to the nearest whole number.

                                   ARTICLE II
                              AWARDS UNDER THE PLAN

2.1 Award Agreements
    ----------------

     Each Award granted under the Plan shall be evidenced by an Award Agreement which shall contain such provisions as the Committee in its discretion deems necessary or desirable. The Committee may grant Awards in tandem with or in substitution for any other Award or Awards granted under this Plan or any award granted under any other plan of the Company. No Award granted under the Plan shall have a term in excess of seven years. Payments or transfers to be made by the Company upon the grant, exercise or payment of an Award may be made in such form as the Committee shall determine, including cash, shares of Common Stock, other securities, other Awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis. A Grantee shall have no rights with respect to an Award unless such Grantee accepts the Award within such period as the Committee shall specify by executing an Award Agreement in such form as the Committee shall determine and, if the Committee shall so require, makes payment to the Company in such amount as the Committee may determine. The Committee shall determine if loans (whether or not secured by shares of Common Stock) may be extended or guaranteed by the Company with respect to any Awards.

2.2 No Rights as a Shareholder
    --------------------------

     No Grantee of an Award (or other person having rights pursuant to such Award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such Award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.6(c), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.3 Grant of Stock Options and Stock Appreciation Rights
    ----------------------------------------------------

     (a) The Committee may grant stock options, including Incentive Stock Options to purchase shares of Common Stock from the Company, to such Key Persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion; provided, however, the Committee is not permitted to grant reload stock options. Incentive Stock Options may be granted only to persons employed with the Company or any of its subsidiaries. All shares available under the plan are eligible to be awarded as Incentive Stock Options. In the case of a grant of an Award to an employee of a subsidiary (meaning a subsidiary as defined in Section 424(f) of the Code) of the Company, the Company may, if the Committee so directs, issue or transfer the shares, if any, covered by the Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares to the employee in accordance with the terms of the provisions of the Plan.

     (b) The Committee may grant stock appreciation rights to such Key Persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any stock option granted under the Plan. A stock appreciation right may be granted at or after the time of grant of such option.

     (c) The Grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to

(a) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over (b) the exercise price of such right as set forth in the Award Agreement (or over the option exercise price if the stock appreciation right is granted in connection with a stock option), multiplied by (c) the number of shares with respect to which the stock appreciation right is exercised. Payment to the Grantee upon exercise of a stock appreciation right shall be made in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, as the Committee shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with a stock option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of a stock option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.

     (d) Each Award Agreement with respect to a stock option shall set forth the Option Exercise Price, which shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted (except as permitted in connection with the assumption or issuance of options in a transaction to which Section 424(a) of the Code applies).

     (e) Subject to Section 2.1 hereof, each Award Agreement with respect to a stock option or stock appreciation right shall set forth the periods during which the Award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its discretion.

     (f) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company are first exercisable by any Grantee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under
Section 422 of the Code, such options shall be treated as nonqualified stock options.

     (g) Notwithstanding the provisions of Sections 2.3(d) and (e), to the extent required under Section 422 of the Code, an Incentive Stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of Section 422(b)(6) of the Code) unless (i) at the time such Incentive Stock Option is granted the Option Exercise Price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date granted.

2.4 Exercise of Stock Options and Stock Appreciation Rights
    -------------------------------------------------------

     Each stock option or stock appreciation right granted under the Plan shall be exercisable as follows:

     (a) A stock option or stock appreciation right shall become exercisable at such time or times as determined by the Committee.

     (b) Unless the applicable Award Agreement otherwise provides, a stock option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such Award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. A stock option or stock appreciation right shall be exercised by written notice to the Company, on such form and in such manner as the Committee shall prescribe.

     (c) Any written notice of exercise of a stock option shall be accompanied by payment of the Option Exercise Price for the shares being purchased. Such payment shall be made (i) in cash (by certified check or as otherwise permitted by the Committee), or (ii) to the extent specified in the Award Agreement (A) by delivery of shares of Common Stock (which, if acquired pursuant to the exercise of a stock option or under an Award made under this Plan or any other compensatory plan of the Company, were acquired at least six (6) months prior to the option exercise date) having a Fair Market Value (determined as of the exercise date) equal to all or part of the Option Exercise Price and cash for any remaining portion of the Option Exercise Price, or (B) to the extent permitted by law, by such other method as the Committee may from time to time prescribe, including a cashless exercise procedure through a broker-dealer.

     (d) Promptly after receiving payment of the full Option Exercise Price, the Company shall, subject to the provisions of Section 3.3 (relating to certain restrictions), deliver to the Grantee or to such other person as may then have the right to exercise the Award, a certificate or certificates for the shares of Common Stock for which the Award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, a Grantee may direct the Company to deliver the certificate(s) to the Grantee's broker-dealer.

2.5 Termination of Employment
    -------------------------

     (a) Unless otherwise provided in the Award Agreement, if a Grantee's Employment terminates for any reason other than death, the Grantee may exercise any outstanding stock option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the Grantee was entitled to exercise the Award on the date of the Termination of Employment, and
(ii) exercise must occur within 90 days after the Termination of Employment, except that this 90-day period shall be increased to 365 days if the termination is by reason of disability, but in no event after the expiration date of the Award as set forth in the Award Agreement. In the case of an Incentive Stock Option, the term "disability" for purposes of the preceding sentence shall have the meaning given to it by Section 422(c)(6) of the Code.

     (b) If a Grantee dies while employed by the Company or a Related Entity, or after a Termination of Employment but during the period in which the Grantee's Awards are exercisable pursuant to paragraph (a) above, exercise must occur by the earlier of the first anniversary of the Grantee's death or the expiration date of the Award. Any such exercise of an Award following a Grantee's death shall be made only by the Grantee's executor or administrator, unless the Grantee's will specifically disposes of such Award, in which case such exercise shall be made only by the recipient of such specific disposition. If a Grantee's personal representative or the recipient of a specific disposition under the Grantee's will shall be entitled to exercise any Award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the Grantee.

2.6 Grant of Restricted Stock
    -------------------------

     (a) The Committee may grant restricted shares of Common Stock to such Key Persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion. Restricted stock Awards may be made independently of or in connection with any other Award.

     (b) Any restricted stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of restricted stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such restricted stock.

     (c) Unless the Committee shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Award Agreement.

     (d) Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan and the applicable Award Agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse. Unless the applicable Award Agreement provides otherwise, additional shares of Common Stock or other property distributed to the Grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

     (e) During the 90 days following the Grantee's Termination of Employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the Grantee (or the Grantee's estate) in cash the amount paid to the Company, if any, by the Grantee for such shares.

2.7 Grant of Restricted Stock Units
    -------------------------------

     (a) The Committee may grant Awards of restricted stock units to such Key Persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other Award under the Plan.

     (b) At the time of grant, the Committee shall specify the date or dates on which the restricted stock units shall become vested, and may specify such conditions to vesting as it deems appropriate. Unless otherwise determined by the Committee, in the event of the Grantee's Termination of Employment for any reason, restricted stock units that have not vested shall be forfeited and canceled.

     (c) At the time of grant, the Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined in consultation with the Grantee. Such date may be later than the vesting date or dates of the Award. On the maturity date, the Company shall transfer to the Grantee one unrestricted, fully transferable share of Common Stock for each vested restricted stock unit scheduled to be paid out on such date and as to which all other conditions to the transfer have been fully satisfied. The Committee shall specify the purchase price, if any, to be paid by the Grantee to the Company for such shares of Common Stock.

2.8 Grant of Performance Shares and Share Units
    -------------------------------------------

     The Committee may grant performance shares in the form of actual shares of Common Stock or share units having a value equal to an identical number of shares of Common Stock to such Key Persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion. In the event that a stock certificate is issued in respect of performance shares, such certificates shall be registered in the name of the Grantee but shall be held by the Company until the time the performance shares are earned. The performance conditions and the length of the performance period shall be determined by the Committee. The Committee shall determine in its sole discretion whether performance shares granted in the form of share units shall be paid in cash, Common Stock, or a combination of cash and Common Stock.

2.9 Other Stock-Based Awards
    ------------------------

     The Committee may grant other types of stock-based Awards to such Key Persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine. Such Awards may entail the transfer of actual shares of Common Stock, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

2.10 Grant of Dividend Equivalent Rights
     -----------------------------------

     The Committee may in its discretion include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such Award is outstanding and unexercised, on the shares of Common Stock covered by such Award if such shares were then outstanding. In the event such a provision is included in an Award Agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

                                  ARTICLE III
                                  MISCELLANEOUS

3.1 Amendment of the Plan; Modification of Awards
    ---------------------------------------------

     (a) The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations of the Grantee under any Award theretofore made under the Plan without the consent of the Grantee (or, after the Grantee's death, the person having the right to exercise or receive payment of the Award). For purposes of the Plan, any action of the Board or the Committee that alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any Grantee, provided, however, the Board may not modify the Option Exercise Price as set forth in Section 2.3(d) or the exercise price of a stock appreciation right as set forth in Section 2.3(c) whether through amendment, cancellation, replacement grants or any other means (except by virtue of an adjustment pursuant to Section 1.6(c)).

     (b) Shareholder approval of any amendment shall be obtained to the extent necessary to comply with Section 422 of the Code (relating to Incentive Stock Options) or any other applicable law or regulation.

     (c) The Committee may amend any outstanding Award Agreement, including, without limitation, by amendment which would accelerate the time or times at which the Award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the Award Agreement. However, any such amendment (other than an amendment pursuant to paragraph (a) of this Section 3.1 or an assumption pursuant to Section 3.7(b)) that materially impairs the rights or materially increases the obligations of a Grantee under an outstanding Award shall be made only with the consent of the Grantee (or, upon the Grantee's death, the person having the right to exercise the Award).

3.2 Tax Withholding
    ---------------

     (a) As a condition to the receipt of any shares of Common Stock pursuant to any Award or the lifting of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, FICA tax), the Company shall be entitled to require that the Grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

     (b) If the event giving rise to the withholding obligation is a transfer of shares of Common Stock, then, to the extent specified in the applicable Award Agreement and unless otherwise permitted by the Committee, the Grantee may satisfy only the minimum statutory withholding obligation imposed under paragraph (a) by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).

3.3 Restrictions
    ------------

     (a) If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the issuance or purchase of shares of Common Stock or other rights thereunder, or the taking of any other action thereunder (a "Plan Action"), then no such Plan Action shall be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

     (b) The term "consent" as used herein with respect to any action referred to in paragraph (a) means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies, and (iv) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein shall require the Company to list, register or qualify the shares of Common Stock on any securities exchange.

3.4 Nonassignability
    ----------------

     Except to the extent otherwise provided in the applicable Award Agreement, no Award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such Awards and rights shall be exercisable during the life of the Grantee only by the Grantee or the Grantee's legal representative. Notwithstanding the immediately preceding sentence, the Committee may permit a Grantee to transfer any stock option which is not an Incentive Stock Option to one or more of the Grantee's immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members. For purposes of the Plan, (i) the term "immediate family" shall mean the Grantee's spouse and issue (including adopted and step children) and (ii) the phrase "immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members" shall be further limited, if necessary, so that neither the transfer of a nonqualified stock option to such immediate family member or trust, nor the ability of a Grantee to make such a transfer shall have adverse consequences to the Company or the Grantee by reason of Section 162(m) of the Code.

3.5 Requirement of Notification of Election Under Section 83(b) of the Code
    -----------------------------------------------------------------------

     If a Grantee, in connection with the acquisition of shares of Common Stock under the Plan, is permitted to make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code notwithstanding the continuing transfer restrictions) and the Grantee makes such an election, the Grantee shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

3.6 Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code
    -------------------------------------------------------------------------

     If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

3.7 Change in Control
    -----------------

          (a) A "Change in Control" means the occurrence of any one of the following events:

          (i) any person is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 30% of the total voting power of the Company's then outstanding securities generally eligible to vote for the election of directors (the "Company Voting Securities); provided, however, that any of the following acquisitions shall not be deemed to be a Change in Control: (1) by the Company or any subsidiary or affiliate, (2) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary or affiliate, (3) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (4) pursuant to a Non-Qualifying Transaction (as defined in paragraph (ii));

          (ii) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries or affiliates that requires the approval of the Company's stockholders whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 80% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 95% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination and (B) no person (other than any employee benefit plan (or any related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of securities of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) representing 30% of the total voting power of the securities then outstanding generally eligible to vote for the election of directors of the Surviving Corporation (any Business Combination which satisfies all of the criteria specified in (A) and (B) above shall be deemed to be a "Non-Qualifying Transaction");


          (iii) individuals who, on January 1, 2002, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least two-thirds of the Board, provided that any person becoming a director subsequent to January 1, 2002, whose election or nomination for election was approved by a vote of a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

          (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or,

          (v) the consummation of a sale of all or substantially all of the Company's assets to an entity that is not an affiliate of the Company other than pursuant to a Non-Qualifying Transaction.

     Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30%] of Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

          (b) The following shall occur if Awards "Fully Vest": (i) any stock options and stock appreciation rights granted under the Plan shall become fully vested and immediately exercisable, (ii) any restricted stock, restricted stock units and other stock-based Awards granted under the Plan will become fully vested, any restrictions applicable to such Awards shall lapse and all other Awards denominated in stock will be immediately paid out, and (iii) any performance goals applicable to Awards will be deemed to be fully satisfied.

          (c) In the event of a Non-Qualifying Transaction, outstanding Awards shall be assumed (or an equivalent award shall be substituted) by such Surviving Corporation or Parent Corporation. In the absence of an assumption (or substitution) of Awards, the Awards shall Fully Vest unless the Committee determines in its sole discretion that this Section 3.7(c) shall not apply, in which case, the Committee shall proceed in accordance with Section 3.7(d)(i) below.

          (d) Upon the occurrence of any Change in Control or upon the occurrence of a Non-Qualifying Transaction where Awards cannot assumed (or substituted) by the Surviving Corporation or Parent Corporation, the Committee may, in its sole discretion, (i) provide that stock options and stock appreciation rights granted under the Plan will be cancelled and terminate and that the holder of each stock option and each stock appreciation right not granted in connection with an option then outstanding shall receive for each share of Common Stock subject to the option or stock appreciation right a cash payment (or the delivery of shares of stock or other securities valued on the date of the Change in Control, or a combination of cash and securities) from the Company to the Grantee equal to the difference between the Fair Market Value of one share of Common Stock on the date of the Change in Control (or Non-Qualifying Transaction) and the per share exercise price of such option or stock appreciation right multiplied by the number of shares of Common Stock subject to such Award, or (ii) provide that the period to exercise stock options or stock appreciation rights granted under the Plan shall be extended (but not beyond the expiration of such option or stock appreciation right).

          (e) For the purposes of this Section 3.7, a stock option or stock appreciation right shall be considered "assumed or substituted" if in the reasonable determination of the Committee (i) the aggregate intrinsic value (the difference between the fair market value and the exercise price per share of Common Stock multiplied by the number of shares of Common Stock subject to such Award) of the assumed (or substituted) award immediately after the Change in Control is substantially the same as the aggregate intrinsic value of such Award immediately before such transaction and (ii) the ratio of the exercise price per assumed (or substituted) award to the fair market value per share of successor corporation stock immediately after the Change in Control is substantially the same as such ratio for the Award immediately before such transaction.

          (f) Upon the occurrence of a Change in Control specified in paragraph
     (a)(i), or (iii) above and immediately prior to the occurrence of a Change in Control specified in paragraph (a)(ii) or (v) Awards shall Fully Vest.

          (g) Upon the occurrence of a Change in Control specified in paragraph
     (a)(iv) above, all outstanding Awards will terminate on consummation of the liquidation or dissolution of the Company. The Committee may, in the exercise of its sole discretion in such instances, (i) provide that Awards shall Fully Vest and/or (ii) declare that any Award shall terminate as of any specified date, provided, however, such date shall be no later than the date of liquidation or dissolution.

3.8 Sale of Subsidiary
    ------------------

          Unless the Committee determines at any time in its sole discretion that this Section 3.8 shall not apply, in the event the Company sells or spins off a portion of its assets or one of its Related Entities and a Grantee is determined to have a Termination of Employment as a result of such sale or spin-off, then the Grantee shall (i) receive an additional one (1) year of vesting in all Grantee's Awards and (ii) be permitted to exercise Grantee's outstanding stock options and stock appreciation rights until the earlier of one
(1) year after such Termination of Employment or the expiration of the Award.


3.9 No Right to Continued Employment
    --------------------------------

          Nothing in the Plan or in any Award Agreement shall confer upon any Grantee the right to continue in the employ of the Company or any Related Entity nor affect any right which the Company or Related Entity may have to terminate such employment at any time (with or without cause).

3.10 Nature of Payments
     ------------------

          Any and all grants of Awards and issuances of shares of Common Stock under the Plan shall constitute a special incentive payment to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement with the Grantee, unless such plan or agreement specifically provides otherwise.

3.11 Non-Uniform Determinations
     --------------------------

          The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan, and the terms and provisions of Awards under the Plan.

3.12 Other Payments or Awards
     ------------------------

          Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.13 Section Headings
     ----------------

          The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.14 Effective Date and Term of Plan
     -------------------------------

          (a) The Plan shall become effective upon its approval by the Company's shareholders.

          (b) Unless sooner terminated by the Board, the provisions of the Plan respecting the grant of Incentive Stock Options shall terminate the day before the tenth anniversary of the adoption of the Plan by the Board. All Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.15 Governing Law
     -------------

          All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

3.16 Severability; Entire Agreement
     ------------------------------

          If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided, that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.17 No Third Party Beneficiaries
     ----------------------------

          Except as expressly provided therein, neither the Plan nor any Award Agreement shall confer on any person other than the Company and the grantee of any Award any rights or remedies thereunder.

3.18 Successors and Assigns
     ----------------------

          The terms of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

                                                                      APPENDIX B


     OXFORD HEALTH PLANS, INC. 2002 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN



                                Table of Contents
                                -----------------

                                                                 Page
                                                                 ----
                                    ARTICLE I
                                     GENERAL

1.1      Purpose................................................. B-1
1.2      Definitions of Certain Terms............................ B-1
1.3      Administration.......................................... B-2
1.4      Persons Eligible for Options............................ B-2
1.5      Types of Options Under Plan............................. B-2
1.6      Shares Available for Options............................ B-2

                                   ARTICLE II
                             OPTIONS UNDER THE PLAN

2.1      Option Agreements....................................... B-3
2.2      No Rights as a Shareholder.............................. B-3
2.3      Grant of Options........................................ B-3
2.4      Exercise of Options..................................... B-3
2.5      Termination of Service.................................. B-4
2.6      Death of Non-Employee Director.......................... B-4

                                   ARTICLE III
                                  MISCELLANEOUS

3.1      Amendment of the Plan; Modification of Options.......... B-4
3.2      Restrictions............................................ B-4
3.3      Nonassignability........................................ B-5
3.4      Change in Control....................................... B-5
3.5      Sale of Subsidiary...................................... B-7
3.6      No Right to Employment.................................. B-7
3.7      Non-Uniform Determinations.............................. B-7
3.8      Other Payments or Awards................................ B-7
3.9      Section Headings........................................ B-7
3.10     Effective Date and Term of Plan......................... B-8
3.11     Compliance with Rule 16b-3.............................. B-8
3.12     Governing Law........................................... B-8
3.13     Severability; Entire Agreement.......................... B-8
3.14     No Third Party Beneficiaries............................ B-8
3.15     Successors and Assigns.................................. B-8

                                    ARTICLE I
                                     GENERAL

1.1 Purpose
    -------

     The purpose of the Oxford Health Plans, Inc. 2002 Non-Employee Director Stock Option Plan (the "Plan") is to attract, retain and compensate highly qualified individuals who are not current or former employees of Oxford Health Plans, Inc. (the "Company") as members of the Board of Directors by encouraging them to acquire a proprietary interest in the success of the Company through the ownership of Company stock, in addition to underscoring their common interest with stockholders in increasing the value of the Common Stock over the long term.

1.2 Definitions of Certain Terms
    ----------------------------

     (a) "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means a committee whose members shall, from time to time, be appointed by the Board according to Section 1.3(a) of this Plan.

     (d) "Common Stock" means the common stock of the Company, par value $0.01.

     (e) "Disability" means the inability to serve on the Board due to medically determined physical or mental incapacity that is expected to be permanent.

     (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (g) The "Fair Market Value" of a share of Common Stock on any date shall be
(i) the closing sale price per share of Common Stock during normal trading hours on the national securities exchange on which the Common Stock is principally traded for such date or the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock during normal trading hours in such over-the-counter market for such date or the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

     (h) "Non-Employee Director" means a member of the Board who is not a current employee of the Company or any of its subsidiaries.

     (i) "Option" means an option granted under the Plan.

     (j) "Option Agreement" means a written agreement entered into between the Company and a Non-Employee Director in connection with an Option.

     (k) "Option Exercise Price" means the amount payable by a Non-Employee Director on the exercise of an Option.

     (l) "Related Entity" means any parent or subsidiary corporation of the Company or any business, corporation, partnership, limited liability company or other entity in which the Company or a parent or a subsidiary corporation holds a controlling ownership interest, directly or indirectly.

     (m) "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

1.3 Administration
    --------------

     (a) The Plan shall be administered by the Committee, which shall consist of no less than two directors all of whom shall be "non-employee directors" under Rule 16b-3. The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee consisting of non-employee directors and to such officers of the Company as the Committee may select, consistent with applicable law.

     (b) The Committee or a subcommittee thereof (which hereinafter shall also be referred to as the Committee) shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Option Agreements, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) to amend the Plan to reflect changes in applicable law.

     (c) Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

     (d) The determination of the Committee on all matters relating to the Plan or any Option Agreement shall be final, binding and conclusive.

     (e) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

1.4 Persons Eligible for Options
    ----------------------------

     Options under the Plan may be granted to all Non-Employee Directors.

1.5 Types of Options Under Plan
    ---------------------------

     Options may be granted under the Plan only in the form of nonqualified stock options.

1.6 Shares Available for Options
    ----------------------------

     (a) Total Shares Available. The total number of shares of Common Stock, which may be transferred pursuant to Options granted under the Plan shall not exceed 650,000 shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. If any Option is forfeited or otherwise terminates or is canceled without the delivery of shares of Common Stock, or shares of Common Stock owned by a Non-Employee Director are tendered to pay the Option Exercise Price, then the shares covered by such forfeited, terminated or canceled Option or which are equal to the number of shares surrendered, withheld or tendered shall again become available for transfer pursuant to Options granted or to be granted under this Plan.

     (b) Adjustments. The number and kind of shares of Common Stock covered by each outstanding Option, the number and kind of shares available for Options, the number and kind of shares that may be subject to an Option to any one Non-Employee Director, and the price per share of Common Stock covered by each such outstanding Option shall be proportionately adjusted, as determined in the sole discretion of the Committee, for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or to reflect any distributions to holders of Common Stock other than regular cash dividends; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. After any adjustment made pursuant to this paragraph, the number of shares subject to each outstanding Option shall be rounded to the nearest whole number.

                                   ARTICLE II
                             OPTIONS UNDER THE PLAN

2.1 Option Agreements
    -----------------

     Each Option granted under the Plan shall be evidenced by an Option Agreement which shall contain such provisions as the Committee in its discretion deems necessary or desirable.

2.2 No Rights as a Shareholder
    --------------------------

                  No Non-Employee Director (or other person having rights pursuant to an Option) shall have any of the rights of a shareholder of the Company with respect to shares subject to such Option until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.6(b), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.3 Grant of Options
    ----------------

     (a) Each year on the first Friday following the Company's annual shareholder meeting, each person who then is a Non-Employee Director shall automatically be granted as of such date an Option to purchase 10,000 shares of Common Stock. Notwithstanding the foregoing, if, on the first Friday, the General Counsel of the Company determines, in his/her sole discretion, that the Company is in possession of material, undisclosed information about the Company, then the annual grant of Options to Non-Employee Directors shall be suspended until the second day after public dissemination of such information and the price, exercisability date and Option Period shall then be determined by reference to such later date. If Common Stock is not traded on the national securities exchange on which the Common Stock is principally traded on any date a grant would otherwise be awarded, then the grant shall be made the next day thereafter on which Common Stock is so traded.

     (b) Each Option Agreement shall set forth the Option Exercise Price, which shall be equal to the Fair Market Value of a share of Common Stock on the date the Option is granted.

     (c) Each Option Agreement shall set forth the periods during which the Option evidenced thereby shall be exercisable, whether in whole or in part, as provided in Section 2.4 below.

2.4 Exercise of Options
    -------------------

     Each Option shall be exercisable as follows:

     (a) One-fourth of the shares of Common Stock underlying each Option shall become exercisable on each of the date of the grant, and the next three anniversaries of the date of the grant. The foregoing exercise dates shall apply to all Options. All rights to exercise an Option shall expire seven years after the date of the grant ("Option Period").

     (b) An Option shall be exercised by written notice to the Company, on such form and in such manner as the Committee shall prescribe.

     (c) Any written notice of exercise of an Option shall be accompanied by payment of the Option Exercise Price for the shares being purchased. Such payment shall be made (i) in cash (by certified check or as otherwise permitted by the Committee), or (ii) to the extent specified in the Option Agreement (A) by delivery of shares of Common Stock (which, if acquired pursuant to the exercise of an Option, were acquired at least six (6) months prior to the option exercise date) having a Fair Market Value (determined as of the exercise date) equal to all or part of the Option Exercise Price and cash for any remaining portion of the Option Exercise Price, or (B) to the extent permitted by law, by such other method as the Committee may from time to time prescribe, including a cashless exercise procedure through a broker-dealer.

     (d) Promptly after receiving payment of the full Option Exercise Price, the Company shall, subject to the provisions of Section 3.2 (relating to certain restrictions), deliver to the Non-Employee Director or to such other person as may then have the right to exercise the Option, a certificate or certificates for the shares of Common Stock for which the Option has been exercised.

2.5 Termination of Service
    ----------------------

     Upon termination of service as a Non-Employee Director (for reasons other than death), only those Options immediately exercisable at the date of termination of service shall be exercisable by the Non-Employee Director. Such Options must be exercised within 90 days of termination of service (but in no event after the expiration of the Option Period) or they shall be forfeited, provided, however, that upon termination of service due to Disability of the Non-Employee Director such Options must be exercised within 365 days of termination of service.

2.6 Death of Non-Employee Director
    ------------------------------

     Upon the death of a Non-Employee Director, only those Options which were exercisable on the date of death shall be exercisable by his/her legal representatives or heirs. Such Options must be exercised within 365 days from date of death (but in no event after the expiration of the Option Period) or they shall be forfeited.

                                   ARTICLE III
                                  MISCELLANEOUS

3.1 Amendment of the Plan; Modification of Options
    ----------------------------------------------

     (a) The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no amendment revising the price, date of exercisability, Option Period, or amount of shares under an Option shall be made more frequently than every six months unless necessary to comply with the Code and that no amendment may revoke or alter in a manner unfavorable to the Non-Employee Directors any Options then outstanding, nor that the Board shall amend this Plan without stockholder approval where the absence of such approval would cause the Plan to fail to comply with Rule 16b-3 or any other requirement of applicable law or regulation. Notwithstanding the foregoing, the Board may not modify the Option Exercise Price as set forth in Section 2.3(b) whether through amendment, cancellation, replacement grants or any other means (except by virtue of an adjustment pursuant to Section 1.6(b)).

     (b) Notwithstanding the foregoing, any such amendment that materially impairs the rights or materially increases the obligations of a Non-Employee Director under an outstanding Option shall be made only with the consent of the Non-Employee Director (or, upon the Non-Employee Director's death, the person having the right to exercise the Option).

3.2 Restrictions
    ------------

     (a) If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Option, the issuance or purchase of shares of Common Stock or other rights thereunder, or the taking of any other action thereunder (a "Plan Action"), then no such Plan Action shall be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

     (b) The term "consent" as used herein with respect to any action referred to in paragraph (a) means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Non-Employee Director with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies, and (iv) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein shall require the Company to list, register or qualify the shares of Common Stock on any securities exchange.

3.3 Nonassignability
    ----------------

     Except to the extent otherwise provided in the applicable Option Agreement, no Option shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such Options shall be exercisable during the life of the Non-Employee Director only by the Non-Employee Director or the Non-Employee Director's legal representative.

3.4 Change in Control
    -----------------

     (a) A "Change in Control" means the occurrence of any one of the following events:


          (i) any person is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 30% of the total voting power of the Company's then outstanding securities generally eligible to vote for the election of directors (the "Company Voting Securities); provided, however, that any of the following acquisitions shall not be deemed to be a Change in Control: (1) by the Company or any subsidiary or affiliate, (2) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary or affiliate, (3) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (4) pursuant to a Non-Qualifying Transaction (as defined in paragraph (ii));

          (ii) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries or affiliates that requires the approval of the Company's stockholders whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 80% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 95% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination and (B) no person (other than any employee benefit plan (or any related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of securities of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) representing 30% of the total voting power of the securities then outstanding generally eligible to vote for the election of directors of the

     Surviving Corporation (any Business Combination which satisfies all of the criteria specified in (A) and (B) above shall be deemed to be a "Non-Qualifying Transaction");

          (iii) individuals who, on January 1, 2002, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least two-thirds of the Board, provided that any person becoming a director subsequent to January 1, 2002, whose election or nomination for election was approved by a vote of a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

          (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or,

          (v) the consummation of a sale of all or substantially all of the Company's assets to an entity that is not an affiliate of the Company other than pursuant to a Non-Qualifying Transaction.

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30%] of Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

     (b) The following shall occur if Awards "Fully Vest": (i) any stock options and stock appreciation rights granted under the Plan shall become fully vested and immediately exercisable, (ii) any restricted stock, restricted stock units and other stock-based Awards granted under the Plan will become fully vested, any restrictions applicable to such Awards shall lapse and all other Awards denominated in stock will be immediately paid out, and (iii) any performance goals applicable to Awards will be deemed to be fully satisfied.

     (c) In the event of a Non-Qualifying Transaction, outstanding Awards shall be assumed (or an equivalent award shall be substituted) by such Surviving Corporation or Parent Corporation. In the absence of an assumption (or substitution) of Awards, the Awards shall Fully Vest unless the Committee determines in its sole discretion that this Section 3.7(c) shall not apply, in which case, the Committee shall proceed in accordance with Section 3.7(d)(i) below.

     (d) Upon the occurrence of any Change in Control or upon the occurrence of a Non-Qualifying Transaction where Awards cannot assumed (or substituted) by the Surviving Corporation or Parent Corporation, the Committee may, in its sole discretion, (i) provide that stock options and stock appreciation rights granted under the Plan will be cancelled and terminate and that the holder of each stock option and each stock appreciation right not granted in connection with an option then outstanding shall receive for each share of Common Stock subject to the option or stock appreciation right a cash payment (or the delivery of shares of stock or other securities valued on the date of the Change in Control, or a combination of cash and securities) from the Company to the Grantee equal to the difference between the Fair Market Value of one share of Common Stock on the date of the Change in Control (or Non-Qualifying Transaction) and the per share exercise price of such option or stock appreciation right multiplied by the number of shares of Common Stock subject to such Award, or (ii) provide that the period to exercise stock options or stock appreciation rights granted under the Plan shall be extended (but not beyond the expiration of such option or stock appreciation right).

     (e) For the purposes of this Section 3.7, a stock option or stock appreciation right shall be considered "assumed or substituted" if in the reasonable determination of the Committee (i) the aggregate intrinsic value (the difference between the fair market value and the exercise price per share of Common Stock multiplied by the number of shares of Common Stock subject to such Award) of the assumed (or substituted) award immediately after the Change in Control is substantially the same as the aggregate intrinsic value of such Award immediately before such transaction and (ii) the ratio of the exercise price per assumed (or substituted) award to the fair market value per share of successor corporation stock immediately after the Change in Control is substantially the same as such ratio for the Award immediately before such transaction.

     (f) Upon the occurrence of a Change in Control specified in paragraph
(a)(i), or (iii) above and immediately prior to the occurrence of a Change in Control specified in paragraph (a)(ii) or (v) Awards shall Fully Vest.

     (g) Upon the occurrence of a Change in Control specified in paragraph
(a)(iv) above, all provided, however, such date shall be no later than the date of liquidation or dissolution any person is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

3.5 Sale of Subsidiary
    ------------------

     Unless the Committee determines at any time in its sole discretion that this Section 3.8 shall not apply, in the event the Company sells or spins off a portion of its assets or one of its Related Entities and a Non-Employee Director is determined to have a Termination of Services as a result of such sale or spin-off, then the Non-Employee Director shall (i) receive an additional one (1) year of vesting in all Options and (ii) be permitted to exercise Non-Employee Director's outstanding Options until the earlier of one (1) year after such Termination of Employment or the expiration of the Option.

3.6 No Right to Employment
    ----------------------

     Nothing in the Plan or in any Option Agreement shall confer upon any Non-Employee Director the right to continue as a director nor affect any right which the Company or Related Entity may have to terminate such director's services at any time (with or without cause).

3.7 Non-Uniform Determinations
    --------------------------

     The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Option Agreements, as to the persons to receive Options, and the terms and provisions of Options.

3.8 Other Payments or Awards
    ------------------------

     Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.9 Section Headings
    ----------------

     The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.10 Effective Date and Term of Plan
     -------------------------------

     The Plan shall become effective upon its approval by the Board. Unless otherwise determined by the Board, all Options under the Plan granted prior to shareholder approval of this Plan are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all Options thereunder shall terminate on that date.

3.11 Compliance with Rule 16b-3
     --------------------------
     It is the Company's intent that the Plan comply in all respects with Rule 16b-3. If any provision of the Plan is later found not to be in compliance with such Rule, the provision shall be deemed null and void. All grants and exercises of Options under the Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act, as amended and any regulations promulgated thereunder. To the extent that any of the provisions contained herein do not conform with Rule 16b-3 or any amendments thereto or any successor regulation, then the Board may make such modifications so as to conform the Plan and any Options granted thereunder to the Rule's requirements.

3.12 Governing Law
     -------------

     All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

3.13 Severability; Entire Agreement
     ------------------------------

     If any of the provisions of this Plan or any Option Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided, that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable. The Plan and any Option Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.14 No Third Party Beneficiaries
     ----------------------------

     Except as expressly provided therein, neither the Plan nor any Option Agreement shall confer on any person other than the Company and the Non-Employee Director any rights or remedies thereunder.

3.15 Successors and Assigns
     ----------------------

     The terms of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

PROXY                      OXFORD HEALTH PLANS, INC.                       PROXY

       PROXY FOR 2002 ANNUAL MEETING ON MAY 8, 2002 SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

The undersigned hereby appoints Norman C. Payson, M.D., Chairman and Chief Executive Officer, and Daniel N. Gregoire, Secretary, and each of them, attorneys with full power of substitution, to vote as directed below all shares of Common Stock of Oxford Health Plans, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the 2002 Annual Meeting to be held at the Trumbull Marriott, 180 Hawley Lane, Trumbull, CT 06611, on May 8, 2002, at 10:00 a.m. and at any adjournment or postponement thereof.

1. Election of Directors

   Nominees for Class II Directors:  FOR David Bonderman      WITHHOLD AUTHORITY to vote
                                                                    for David Bonderman
                                     FOR Fred F. Nazem        WITHHOLD AUTHORITY to vote
                                                                    for Fred F. Nazem
                                     FOR Ellen A. Rudnick     WITHHOLD AUTHORITY to vote
                                                                    for Ellen A. Rudnick.

2. Approval of the Oxford Health Plans, Inc. 2002 Equity Incentive Compensation Plan.

                           FOR                       AGAINST                              ABSTAIN

3. Approval of the Oxford Health Plans, Inc. 2002 Non-Employee Directors Stock Option Plan.

                           FOR                       AGAINST                              ABSTAIN

4. As such proxies may in their discretion determine in respect of any other business properly to come before said meeting
  (the Board of Directors knowing of no such other business).

                           The directors recommend a vote FOR items 1, 2 and 3.


                                                                                                        (Continued on reverse side)


(Continued from other side)

UNLESS THE STOCKHOLDER DIRECTS OTHERWISE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.

VOTE BY PROXY CARD: Date, sign and return to Proxy Services, Equiserve, PO Box 43010, Providence, RI 02940-3010.

(Please sign in the same form as name          Dated ____________________, 2002
appears hereon. Executors and other            ________________________________
fiduciaries should indicate their titles.      ________________________________
If signed on behalf of a corporation, give        Signature of Stockholder(s)
title of officer signing.)


  THIS PROXY IS SOLIICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                                 STOCKHOLDERS.